UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-23057
Guggenheim Energy & Income Fund
(Exact name of registrant as specified in charter)
227 West Monroe Street, Chicago, IL 60606
(Address of principal executive offices) (Zip code)
Amy J. Lee
227 West Monroe Street, Chicago, IL 60606
(Name and address of agent for service)
Registrant’s telephone number, including area code: (312) 827-0100
Date of fiscal year end:  September 30
Date of reporting period:  October 1, 2019 – September 30, 2020

Item 1.  Reports to Stockholders.
The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

GUGGENHEIMINVESTMENTS.COM/XGEIX
...YOUR WINDOW TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT GUGGENHEIM ENERGY & INCOME FUND
The shareholder report you are reading right now is just the beginning of the story.
Online at guggenheiminvestments.com/xgeix, you will find:
•	Daily, weekly and monthly data on NAV, distributions and more
•	Portfolio overviews and performance analyses
•	Announcements, press releases and special notices and tax characteristics
Guggenheim Partners Investment Management, LLC and Guggenheim Funds Investment Advisors, LLC are continually updating and expanding shareholder information services on the Fund’s website in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed and the results of our efforts. It is just one more way we are working to keep you better informed about your investment in the Fund.

(Unaudited)	September 30, 2020

DEAR SHAREHOLDER
The fiscal year ended September 30, 2020, concluded on a cautious note. Even though markets performed well for most of the period, COVID-19 became the deadliest pandemic in a century, causing a steeper plunge in output and employment in two months than during the first two years of the Great Depression. The U.S. Federal Reserve acted quickly to restore market functioning and cushion the economy, cutting rates to zero, engaging in massive asset purchases, and launching an array of lending facilities. Congress also acted much faster than in previous downturns, with the budget deficit headed to the highest level since World War II.
The recovery since the spring has been faster than expected, with consumer confidence holding up due to the temporary nature of layoffs and positive personal income growth thanks to massive fiscal support. However, the outlook for the next several months is more challenging. Fiscal support is fading, so incomes will likely fall in the fourth quarter. Also, colder weather and the reopening of schools make the likelihood of another large COVID wave very high, risking renewed lockdowns and a setback in the recovery. We do not expect a full recovery will be possible until a vaccine has been developed, tested, approved, produced, and administered across the globe. This process will likely take until mid-2021, or possibly longer. As discussed in this shareholder report, these events have had an impact on performance.
We thank you for your investment in the Guggenheim Energy & Income Fund (the “Fund”). This report covers the Fund’s performance for the 12-month period ended September 30, 2020.
Guggenheim Funds Investment Advisors, LLC (the “Adviser”) serves as the investment adviser to the Fund. Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”) serves as the Fund’s investment sub-adviser and is responsible for the management of the Fund’s portfolio of investments. The Adviser and the Sub-Adviser are affiliates of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm. Guggenheim Funds Distributors, LLC serves as the distributor to the Fund and is also an affiliate of Guggenheim.
As a non-listed fund, the Fund does not have a market price or market price return. For the 12-month period ended September 30, 2020, the Fund provided a total return based on net asset value (“NAV”) of -5.41%. The NAV return includes the deduction of management fees, operating expenses, and all other Fund expenses. As of September 30, 2020, the Fund’s NAV was $756.73 per share, compared with $922.51 per share on September 30, 2019.

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DEAR SHAREHOLDER (Unaudited) continued	September 30, 2020

The Fund made four distributions during the period, each for $26.8125 per share. The distribution rate at the end of the period, based on the closing NAV, was 14.17%. The Fund’s distribution rate is not constant and the amount of distributions, when declared by the Fund’s Board of Trustees (the “Board”), is subject to change based on the performance of the Fund. Please see Note 2(g) on page 40 for more information on distributions for the period.
During the period, the Board approved four tender offers, each to purchase for cash up to 2.5% of the Fund’s outstanding common shares. All were successfully completed, the most recent on October 2, 2020. The tender offers are discussed in more detail elsewhere in this report.
We are committed to the safety and prosperity of our clients, our employees, and our shareholders.
Thank you for the trust you place in us.
Sincerely,
Brian E. Binder
President and Chief Executive Officer
Guggenheim Energy & Income Fund
October 31, 2020

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MARKET AND ECONOMIC OVERVIEW (Unaudited)	September 30, 2020

While no one anticipated the emergence of a global pandemic a year ago, we anticipated that markets had become overvalued and were vulnerable to some kind of exogenous shock. That shock came in the form of COVID-19, the necessary precautions against which have placed additional burden on already struggling global economies. Faced with the prospect of an economic collapse, policymakers in the U.S. introduced fiscal and monetary policy initiatives that have for the most part shored up the U.S. economy, although more stimulus appears to be necessary. These policy initiatives, particularly on the monetary side, have increased market liquidity and lowered borrowing rates, challenging fixed-income investors with low yields. For the trailing 12-month period ended September 30, 2020, the yield on the two-year Treasury declined by 150 basis points to 0.13% from 1.63%, and the 10-year Treasury fell 99 basis points to 0.69% from 1.68%. The spread between the two-year U.S. Treasury and 10-year U.S. Treasury widened from 5 basis points to 56 basis points.
While the outlook on fiscal policy is contingent on the 2020 presidential election outcome, the monetary policy outlook is far less dependent on it. Our views hold that the U.S. Federal Reserve (the “Fed”) will remain accommodative over the next several years. This is in large part owing to recent revisions to the Fed’s policy framework that resulted in a dovish shift in the policy reaction function.
Fed policymakers revised their Statement on Longer-Run Goals and Monetary Policy Strategy in August 2020. Labor market goals now focus on correcting shortfalls in achieving maximum employment, rather than managing deviations from it, which previously included tightening policy when the Fed thought the labor market was too tight. Instead, the Fed will now tolerate the unemployment rate falling below a level they consider to be maximum employment as long as it does not produce unwanted inflation. On inflation policy, the Fed will aim for core inflation to average 2 percent over an unspecified time period. This allows for inflation readings that are moderately above 2 percent over shorter horizons to make up for periods when inflation falls below its target.
The practical effect of the revised strategy would likely have meant no rate hikes from 2015–2018, as inflation was never above 2 percent for a sustained period and a low unemployment rate is now an insufficient justification for raising rates. But the revised statement, and Fed Chair Jerome Powell’s speech at Jackson Hole, which coincided with the release of the new framework, gave no explanation of how the Fed would actually achieve higher inflation, something it could not attain previously with years of short-term rates at zero and trillions of dollars in quantitative easing. A lack of concrete guidance on the overshoot (with no numerical target and no specified time frame) further weakens the policy and the associated response in inflation expectations, which remain lower than the Fed would favor.
We expect the Fed will have a difficult time in reaching its inflation target in the coming years, let alone exceeding it, in part because core inflation lags real gross domestic product growth by about 18 months, meaning that inflation should trend downward over the next several quarters. In

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MARKET AND ECONOMIC OVERVIEW (Unaudited) continued	September 30, 2020

addition, elevated unemployment and a high debt burden will weigh on the speed of the recovery. As the last expansion demonstrated, even a strong economy with low unemployment does not necessarily produce inflation in excess of 2 percent, as many components of inflation are not responsive to interest rates or economic conditions.
Below-target inflation may anchor U.S. Treasury yields at low levels. In the near term, concerns over another COVID-19 wave complicated by the flu season, a slowing pace of improvement in the labor market, a lack of additional fiscal stimulus, and election uncertainty, all suggest low U.S. Treasury yields. In addition, comparatively higher yields in the U.S. should continue to attract capital from abroad, further supporting the market.
For the 12-month period ended September 30, 2020, the Standard & Poor’s 500® (“S&P 500”) Index* returned 15.15%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 0.49%. The return of the MSCI Emerging Markets Index* was 10.54%.
In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 6.98% return for the 12-month period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 3.25%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 1.10% for the 12-month period.
The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

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QUESTIONS & ANSWERS (Unaudited)	September 30, 2020

Guggenheim Energy & Income Fund (the “Fund”) is managed by a team of seasoned professionals at Guggenheim Partners Investment Management, LLC (“GPIM”). This team includes Thomas Hauser, Senior Managing Director and Portfolio Manager; Steven Brown, Senior Managing Director and Portfolio Manager; Adam Bloch, Managing Director and Portfolio Manager; and Richard de Wet, Director and Portfolio Manager. In the following interview, the investment team discusses the market environment and the Fund’s performance for the 12-month period ended September 30, 2020.
What is the Fund’s investment objective and how is it pursued?
The Fund’s investment objective is to provide high income. As a secondary investment objective, the Fund seeks capital appreciation. There can be no assurance the Fund will achieve its investment objectives.
Under normal market conditions, the Fund invests at least 80% of its managed assets (net assets plus financial leverage) in securities of energy companies and income-producing securities of other issuers. Energy companies include those that have at least 50% of their assets, income, sales, or profits committed to, or derived from:
•
production, exploration, development, mining, extraction, transportation (including marine transportation), refining, processing, storage, distribution, management, marketing, and/or trading of oil, natural gas, natural gas liquids, refined petroleum products, coal, biofuels, or other natural resources used to produce energy, or ethanol;

•
generation, transmission, distribution, marketing, sale, and/or trading of all forms of electrical power (including through clean and renewable resources, such as solar energy, wind energy, geothermal energy, or hydropower) or gas;

•	manufacturing, marketing, management, sale, and/or trading of equipment, products or other supplies predominantly used by entities engaged in such businesses; and
•	provision of services to entities engaged in such businesses.
Under normal market conditions, the Fund invests at least 70% of its managed assets in securities of energy companies. The Fund intends to focus its energy company investments in debt securities, including bonds, debentures, notes, loans and loan participations, mezzanine and preferred securities, convertible securities, and structured products. Other income-producing securities in which the Fund may invest include corporate bonds, debentures, notes, loans and loan participations, mezzanine and preferred securities, convertible securities, asset-backed securities, commercial paper, U.S. government securities, sovereign government and supranational debt securities, structured products, and dividend-paying common equity securities.
The Fund may invest in debt securities of any credit quality, and may invest without limitation in securities of below-investment-grade quality (also known as high yield securities or junk bonds). Securities of below-investment-grade quality are considered predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due. Securities of below-investment-grade quality involve special risks as compared to investment-grade-quality securities.

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QUESTIONS & ANSWERS (Unaudited) continued	September 30, 2020

The Fund may use financial leverage (borrowing) to finance the purchase of additional securities. Although financial leverage may create an opportunity for increased return for shareholders, it also results in additional risks and can magnify the effect of any losses. There is no assurance that the strategy will be successful. If income and gains earned on securities purchased with the financial leverage proceeds are greater than the cost of the financial leverage, common shareholders’ return will be greater than if financial leverage had not been used. Conversely, if the income or gains from the securities purchased with the proceeds of financial leverage are less than the cost of the financial leverage, common shareholders’ return will be less than if financial leverage had not been used.
How did the Fund perform for the period?
For the 12-month period ended September 30, 2020, the Fund provided a total return based on net asset value (“NAV”) of -5.41%. The NAV return includes the deduction of management fees, operating expenses, and all other Fund expenses. As of September 30, 2020, the Fund’s NAV was $756.73 per share, compared with $922.51 per share on September 30, 2019.
What were the Fund’s distributions for the period?
The Fund made four distributions during the period, each for $26.8125 per share. The distribution rate at the end of the period, based on the closing NAV, was 14.17%. The Fund’s distribution rate is not constant and the amount of distributions, when declared by the Fund’s Board of Trustees (the “Board”), is subject to change based on the performance of the Fund. Please see Note 2(g) on page 40 for more information on distributions for the period.
For the year ended September 30, 2020, 2.3% of the distributions were characterized as return of capital and 97.7% of the distributions were characterized as ordinary income. The final determination of the tax character of the distributions paid by the Fund in 2020 will be reported to shareholders in January 2021.
Why did the Fund accrue excise tax during the period?
As a registered investment company, the Fund is subject to a 4% excise tax that is imposed if the Fund does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98.2% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one year period generally ending on October 31 of the calendar year (unless an election is made to use the fund’s fiscal year). The Fund generally intends to distribute income and capital gains in the manner necessary to minimize (but not necessarily eliminate) the imposition of such excise tax. While the Fund’s income and capital gains can vary significantly from year to year, the Fund seeks to maintain more stable monthly distributions over time. The Fund may retain income or capital gains and pay excise tax when it is determined that doing so is in the best interest of shareholders. Management, in consultation with the Board, evaluates the costs of the excise tax relative to the benefits of retaining income and capital gains, including that such undistributed amounts (net of the excise tax paid) remain available for investment by the Fund and are available to supplement future distributions, which may facilitate the payment of more stable monthly distributions year over year.

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QUESTIONS & ANSWERS (Unaudited) continued	September 30, 2020

Why is there no market price for the Fund?
The Fund is a non-listed closed-end fund. It is designed for long-term investors and an investment in the common shares should be considered illiquid. An investment in the common shares is not suitable for investors who need access to the money they invest. Unlike shares of open-end funds (commonly known as mutual funds), which generally are redeemable on a daily basis, the common shares are not redeemable at an investor’s option, and unlike traditional listed closed-end funds, the common shares are not listed on any securities exchange. Investors should not expect to be able to sell their common shares, regardless of how the Fund performs. Investors may not have access to the money invested until a shareholder liquidity event occurs.
What is a shareholder liquidity event?
The Fund intends to complete an event intended to provide liquidity on or before July 28, 2023 (liquidity event date). The Fund’s Board may extend the liquidity event date for one year, to July 28, 2024, without a shareholder vote. The liquidity event date can be further extended beyond July 28, 2024, if approved by 75% of the Board followed by approval by 75% of the outstanding voting securities of the Fund. A shareholder liquidity event will consist of either: termination and liquidation of the Fund, or a tender offer to repurchase 100% of the Fund’s outstanding common shares at a price equal to the then-current NAV. The Fund’s investment objectives and policies are not designed to seek to return to investors who purchased common shares in the initial offering their initial investment on the liquidity event date or any other date. Such initial investors and any investors who purchase common shares after the completion of the offering may receive less than their original investment through any shareholder liquidity event.
Did the Fund provide any liquidity for shareholders during the period?
During the period, the Board approved four tender offers. Each being oversubscribed, in accordance with the terms and conditions specified in the tender offer, the Fund purchased shares from all tendering shareholders on a pro rata basis. Shares that were tendered but not accepted for purchase and shares that were not tendered remain outstanding.
	Tender Offer
Tender Expiration	(2.5% of outstanding	Shares	Purchase Price
Dates	shares as of expiration)	Tendered	(NAV on Expiration)
January 3, 2020	1,530	13,164	$913.71
April 7, 2020	1,495	9,720	$629.24
July 6, 2020	1,462	8,838	$750.35
October 2, 2020	1,429	8,905	$757.99

In any given quarter, Guggenheim Funds Investment Advisors, LLC (“the Adviser”) may or may not recommend to the Board that the Fund conduct a tender offer. Accordingly, there may be periods during which no tender offer is made, and it is possible that no further tender offers will be conducted during the term of the Fund.

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QUESTIONS & ANSWERS (Unaudited) continued	September 30, 2020

If no other tender offer is made, shareholders may not be able to sell their common shares as it is unlikely that a secondary market for the common shares will develop or, if a secondary market does develop, shareholders may be able to sell their common shares only at substantial discounts from NAV.
How did the high yield energy market perform in this environment?
For the period, the Energy sector of the Bloomberg Barclays U.S. Corporate High Yield Index returned -9.61%. By subsector, Independent Energy returned -12.91%, Oil Field Services returned -42.13%, and Midstream returned 5.31%. By comparison, the Bloomberg Barclays U.S. Corporate High Yield Index returned 3.25% and the Credit Suisse Leveraged Loan Index returned 0.84%.
What happened to the price of oil over the period?
The price of West Texas Intermediate (WTI) oil traded in the $50 range during the fourth quarter of 2019, as output rose to record levels in the U.S., which produced 12.8 million barrels per day in November 2019. Following the Phase One trade deal between the U.S. and China in mid-December 2019, oil rose above $60 and finished the year at about $61. Oil prices rose again in the first week of January, when a top Iranian general was killed by a U.S. airstrike in Iraq. However, prices began to slip throughout the rest of the month on renewed concerns of weaker global growth and the emergence of COVID-19in China. WTI fell 12% in January 2020 to a three-month low and continued falling in February 2020 as the epidemic began to take shape.
In early March 2020 OPEC (“Organization of the Petroleum Exporting Countries (“OPEC”) members agreed to a 1.5 million barrel per day cut, with two-thirds of the proposed cuts allocated to member countries and the remainder to Russia and the other non-OPEC allies (“OPEC+”). However, the deal was conditional on the agreement of Russia, who rejected the proposal. In addition, OPEC’s existing production cuts expired on April 1st and were not renewed. A price war ensued, with Saudi Arabia slashing their official selling prices and ramping up production to regain market share from shale and other producers. Russia followed suit and increased output as well.
Concerns of weaker global growth and the emergence of COVID-19, contributed to a plunge in prices to about $20 by the end of March 2020, their lowest level since 2001, and briefly below-zero in April 2020 for the first time ever. The demand shock was so large that even with a new commitment from OPEC+ to cut production by 9.7 million barrels per day, global storage capacity could have been exhausted within a few months.
However, the combination of fiscal and monetary support from central banks helped to restart the global economy. The easing of COVID-related restrictions, along with the impact of production cuts, boosted prices to above $30 by June 2020. OPEC+ also extended production cuts through July 2020 and Saudi Arabia added a further voluntary cut, which caused its production to fall to its lowest level in 30 years. Late summer saw a slight improvement in oil markets, as the amount of ship-stored oil fell, and global demand improved, particularly in China. In August 2020, OPEC’s production cut was eased to 7.7 million barrels per day. Oil traded around $40 for most of the third quarter of 2020, but tailed off toward quarter end as the resurgence of COVID-19 cases, a continuation of working from home, and a weakened aviation industry have reduced estimates of demand through the rest of 2020.

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QUESTIONS & ANSWERS (Unaudited) continued	September 30, 2020

COVID-19 negatively impacted U.S. shale oil production by crippling demand and contributing to a 2 million barrel-per-day fall in U.S. onshore oil production. The price collapse exacerbated the problems of the most indebted companies across all energy subsectors. Facing lower revenue and cash flow, exploration & production companies have continued to delay new projects and shrink costs at existing facilities. The number of active U.S. drilling rigs fell below 200 in June 2020 for the first time since 2009, keeping pressure on oilfield services businesses, as well as midstream players exposed to lower volumes. In downstream energy, COVID-19 restrictions have weakened consumption of both gasoline and jet fuel, hampering refining and fuel distribution businesses. Overall, the entire sector will continue to be under pressure until the demand outlook improves.
Describe the environment for high yield bonds.
The high yield bond market delivered solid fourth quarter performance in 2019 supported by confirmation of the Phase One trade deal with China. The first two months of the first quarter were benign, but changed rapidly with the onset of COVID-19 in March 2020. The high yield market returned -12.7% in the first quarter of 2020 and was the weakest quarter since the fourth quarter of 2008 during the Global Financial Crisis. Lower quality credit sold off and the new issue market was effectively shut for 3 weeks. The COVID-19 outbreak dramatically halted large portions of the U.S. economy to which the U.S. Federal Reserve (the “Fed”) responded quickly. The Federal Open Market Committee cut rates by 125 basis points and implemented a series of liquidity programs to support commercial loans, mortgages, corporations, and municipalities. The Fed also agreed to buy bonds from recent fallen angels, adding a strong technical tailwind to the high yield market.
The combination of the monetary and fiscal support helped to jumpstart the high yield market. The new issue market reopened and issuance has remained robust since. The second and third quarter alone saw $276 billion in issuance which nearly equals full year 2019 levels. Over the same period, the market experienced about $47 billion of inflows into the market from ETFs and mutual funds. Overall the market was up 10.2% and 4.6% in the second and third quarters, respectively. With the market rally, most sectors have exhibited positive performance through the first three quarters of 2020.
How is the portfolio positioned at the end of the period?
The Fund is constructed to generate strong yield and to mitigate downside risk. This has been addressed through focusing on high yield bonds along with secured bank loans. In addition, the Fund has large exposures to midstream assets that face less downside commodity price risk.
The Fund’s portfolio consists of about 35% secured paper, which we believe is more defensive as it places the Fund higher up in the capital structure and is typically secured by substantially all of the assets of the business. The portfolio has about 70% energy exposure with some exposure to strong credits in other industries that present good relative value opportunities. The Fund is overweight midstream and underweight E&P and oil field services relative to the Energy Index, which added to relative outperformance. Guggenheim does not expect a significant shift in the strategy or how the Fund is positioned.

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QUESTIONS & ANSWERS (Unaudited) continued	September 30, 2020

The Fund invests in non-U.S. dollar-denominated assets when the risk-return profile is favorable. The Fund entered forward foreign currency exchange contracts to hedge exchange rate risk for non-U.S. dollar denominated positions, which had a negligible impact to performance. The Fund currently does not hold non-U.S. dollar-denominated assets.
What is the Fund’s leverage strategy?
The Fund may use financial leverage (borrowing) to finance the purchase of additional securities. As of September 30, 2020, the Fund’s leverage was approximately 13% of managed assets (net assets plus financial leverage). The purpose of leverage (borrowing) is to fund the purchase of additional securities that provide increased income and potentially greater appreciation to common shareholders than could be achieved from an unlevered portfolio.
Leverage results in greater NAV volatility and entails more downside risk than an unleveraged portfolio. The Fund expects to employ leverage primarily through indebtedness and engaging in reverse repurchase agreements. The Fund is permitted to issue preferred shares, but has no current intention to do so. There is no guarantee that the Fund’s leverage strategy will be successful.
*Index Definitions
Indices are unmanaged and reflect no expenses. It is not possible to invest directly in an index.
Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).
Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.
Credit Suisse Leveraged Loan Index tracks the investable market of the U.S. dollar denominated leveraged loan market. It consists of issues rated “5B” or lower, meaning that the highest rated issues included in this index are Moody’s/S&P ratings of Baa1/BB+ or Ba1/BBB+. All loans are funded term loans with a tenor of at least one year and are made by issuers domiciled in developed countries.
ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.
MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.
MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

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QUESTIONS & ANSWERS (Unaudited) continued	September 30, 2020

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.
Risks and Other Considerations
The global ongoing crisis caused by the outbreak of COVID-19 is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions all over the world, the Fund’s investments and a shareholder’s investment in the Fund are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Fund, the Fund, its service providers, the markets in which it invests and market intermediaries are also impacted by quarantines and similar measures intended to contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational risks.
The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass.
There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Risk is inherent in all investing, including the loss of your entire principal. Therefore, before investing you should consider the risks carefully.
The Fund is subject to several risk factors, including investment risk, which could result in the loss of the entire principal amount that you invest. Certain of these risk factors are described below. Please see the Fund’s Prospectus, Statement of Additional Information (“SAI”) and guggenheiminvestments.com/xgeix for a more detailed description of the risks of investing in the Fund. Shareholders may access the Fund’s Prospectus and SAI on the EDGAR Database on the Securities and Exchange Commission’s website at www.sec.gov.The fact that a particular risk below is not specifically identified as being heightened under current conditions does not mean that the risk is not greater than under normal conditions.
Below Investment Grade Securities Risk. High yield, below investment grade and unrated high risk debt securities (which also may be known as “junk bonds”) may present additional risks because these securities may be less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time, and present more credit risk than investment grade bonds. The price of high yield securities tends to be subject to greater volatility due to issuer-specific operating results and outlook and to real or perceived adverse economic and competitive industry conditions. This exposure may be obtained through investments in other investment companies. Generally, the risks associated with high yield securities are heightened during times of weakening economic conditions or rising interest rates and are therefore especially heightened under current conditions.

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QUESTIONS & ANSWERS (Unaudited) continued	September 30, 2020

Concentration Risk. Because the Fund is focused in companies operating in the energy sector of the economy, the Fund may be more susceptible to risks associated with such sector. Therefore, a downturn in the energy sector could have a larger impact on the Fund than on an investment company that does not concentrate in such sector. At times, the performance of securities of companies in the energy sector may lag the performance of other sectors or the broader market as a whole.
Convertible Securities Risk. Convertible securities may be subordinate to other securities. The total return for a convertible security depends, in part, upon the performance of the underlying security into which it can be converted. The value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.
Credit Risk. The Fund could lose money if the issuer or guarantor of a fixed-income instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived to be unable or unwilling, to pay interest or repay principal on time or defaults. The issuer, guarantor or counterparty could also suffer a rapid decrease in credit quality rating, which would adversely affect the volatility of the value and liquidity of the instrument. The risk of the occurrence of these types of events is especially heightened under current conditions. Credit ratings may not be an accurate assessment of liquidity or credit risk.
Energy Companies Risk. Under normal circumstances, the Fund concentrates its investments in the energy sector. Energy Companies are subject to certain risks, including, but not limited to, the following:
Catastrophic Event Risk. Energy infrastructure entities are subject to many dangers inherent in the production, exploration, management, transportation, processing and distribution of natural gas, natural gas liquids, crude oil, refined petroleum and petroleum products and other hydrocarbons. These dangers include leaks, fires, explosions, damage to facilities and equipment resulting from natural disasters, inadvertent damage to facilities and equipment and terrorist acts. These dangers give rise to risks of substantial losses as a result of loss or destruction of commodity reserves; damage to or destruction of property, facilities and equipment; pollution and environmental damage; and personal injury or loss of life and could adversely affect such companies’ financial conditions and ability to pay distributions to shareholders.
Energy Commodity Price Risk. Energy companies may be adversely affected by fluctuations in the prices of energy commodities and by the levels of supply and demand for energy commodities.
Energy Sector Regulatory Risk. Energy companies are subject to significant regulation of nearly every aspect of their operations by federal, state and local governmental agencies. Stricter laws or regulations or stricter enforcement policies with respect to existing regulations would likely increase the costs of regulatory compliance and could have an adverse effect on the financial performance of energy infrastructure entities.

14 l GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited) continued	September 30, 2020

Industry-Specific Risk. The energy sector involves a number of industry-specific risks including cyclical industry risk, fracturing risk, independent contractor risk, and oil price volatility risk. The energy industry is cyclical and from time to time may experience a shortage of drilling rigs, equipment, supplies, or qualified personnel, or due to significant demand, such services may not be available on commercially reasonable terms. Independent contractors are typically used in operations in the energy industry and there is a risk that such contractors will not operate in accordance with its own safety standards or other policies. In addition, pipeline companies are subject to the demand for natural gas, natural gas liquids, crude oil or refined products in the markets they serve, changes in the availability of products for gathering, transportation, processing or sale.
Reliance on Other Industries and Entities Risk. Energy companies rely heavily on other industries and entities in order to operate. Energy infrastructure entities in which the Fund invests may depend on the ability of such entities to make acquisitions that increase adjusted operating surplus per unit in order to increase distributions to unit holders. To the extent that energy infrastructure entities are unable to make future acquisitions, or such future acquisitions fail to increase the adjusted operating surplus per unit, their growth and ability to make distributions to unit holders will be limited.
Equity Securities Risk. Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate in value more than fixed-income investments, may rise or fall rapidly or unpredictably and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. Equity securities are currently experiencing heightened volatility and therefore, the Fund’s investments in equity securities are subject to heightened risks related to volatility. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund.
Interest Rate Risk. Fixed-income and other debt instruments are subject to the possibility that interest rates could change. Changes in interest rates may adversely affect the Fund’s investments in these instruments, such as the value or liquidity of, and income generated by, the investments. Interest rates may change as a result of a variety of factors, and the change may be sudden and significant, with unpredictable impacts on the financial markets and the Fund’s investments. Generally, when interest rates increase, the values of fixed-income and other debt instruments decline and when interest rates decrease, the values of fixed-income and other debt instruments rise. In response to the crisis initially caused by the outbreak of COVID-19, as with other serious economic disruptions, governmental authorities and regulators are enacting significant fiscal and monetary policy changes, including providing direct capital infusions into companies, creating new monetary programs and lowering interest rates considerably. These actions present heightened risks to fixed-income and debt instruments, and such risks could be even further heightened if these actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes. In light of these actions and current conditions, interest rates and bond yields in the United States

GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT l 15

QUESTIONS & ANSWERS (Unaudited) continued	September 30, 2020

and many other countries are at or near historic lows, and in some cases, such rates and yields are negative. The current very low or negative interest rates are magnifying the Fund’s susceptibility to interest rate risk and diminishing yield and performance.
Investment in Loans Risk. The Fund may invest in loans directly or indirectly through assignments or participations. Investments in loans, including loan syndicates and other direct lending opportunities, involve special types of risks, including credit risk, interest rate risk, counterparty risk, prepayment risk and extension risk, which are heightened under current conditions. Loans may offer a fixed or floating interest rate. Loans are often below investment grade and may be unrated. The Fund’s investments in loans can also be difficult to value accurately and may be more susceptible to liquidity risk than fixed-income instruments of similar credit quality and/or maturity. Participations in loans may subject the Fund to the credit risk of both the borrower and the seller of the participation and may make enforcement of loan covenants, if any, more difficult for the Fund as legal action may have to go through the seller of the participation (or an agent acting on its behalf). Covenants contained in loan documentation are intended to protect lenders and investors by imposing certain restrictions and other limitations on a borrower’s operations or assets and by providing certain information and consent rights to lenders. The Fund invests in or is exposed to loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or obligations, which are generally subject to more risk than investments that contain traditional financial maintenance covenants and financial reporting requirements. The terms of many loans and other instruments are tied to the London Interbank Offered Rate (“LIBOR”), which functions as a reference rate or benchmark. It is anticipated that LIBOR will be discontinued at the end of 2021, which may cause increased volatility and illiquidity in the markets for instruments with terms tied to LIBOR or other adverse consequences for these instruments. These events may adversely affect the Fund and its investments in such instruments.
Leverage Risk. The Fund’s use of leverage, through borrowings or instruments such as derivatives, causes the Fund to be more volatile and riskier than if it had not been leveraged.
Management Risk. The Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns, causing the Fund to fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies.
Market Risk. The value of, or income generated by, the investments held by the Fund are subject to the possibility of rapid and unpredictable fluctuation. The value of certain investments (e.g., equity securities) tends to fluctuate more dramatically over the shorter term than do the value of other asset classes. These movements may result from factors affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates, changes in inflation or expectations about inflation, investor confidence or economic, political, social or financial market conditions, environmental disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and other similar events, each of which may be temporary or last for extended periods. For example, the crisis initially

16 l GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited) continued	September 30, 2020

caused by the outbreak of COVID-19 is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes, which could further increase volatility in securities and other financial markets, reduce market liquidity, heighten investor uncertainty and adversely affect the value of the Fund’s investments and the performance of the Fund. Administrative changes, policy reform and/or changes in law or governmental regulations can result in expropriation or nationalization of the investments of a company in which the Fund invests.
Non-Listed Closed-End Fund Risk. The Fund is designed for long-term investors who are prepared to hold the Common Shares of the Fund until the end of the Fund’s term and not as a trading vehicle. An investment in the Common Shares, unlike an investment in a traditional listed closed-end fund, should be considered illiquid. The Common Shares are appropriate only for investors who are seeking an investment in less liquid portfolio investments within an illiquid fund. An investment in Common Shares is not suitable for investors who need access to the money they invest. Unlike shares of open-end funds (commonly known as mutual funds), which generally are redeemable on a daily basis, the Common Shares will not be redeemable at an investor’s option. Unlike traditional listed closed-end funds, the Fund does not intend to list the Common Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Common Shares in the foreseeable future. The net asset value of the Common Shares may be volatile and the Fund’s use of leverage will increase this volatility. As the Common Shares are not traded, investors may not be able to dispose of their investment in the Fund no matter how poorly the Fund performs.
Preferred Securities Risk. A company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. In addition, preferred securities may contain provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer, which may require the Fund to report income for tax purposes although it has not yet received such income. Generally, preferred security holders (such as the Fund) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, and in some cases, an issuer of preferred securities may redeem the securities prior to a specified date.
Risk of Investing in Master Limited Partnership Units. The Fund’s investments in master limited partnership (“MLP”) units expose the Fund to risks that differ from a similar investment in equity securities, such as common stock, of a corporation. Holders of MLP units have the rights typically afforded to limited partners in a limited partnership. As compared to common shareholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership. There are certain tax risks associated with an investment in MLP units. To the extent a distribution received by the Fund from an MLP is treated as a return of capital, the Fund’s adjusted tax basis in the interests of the MLP may be reduced, which will result in an increase

GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT l 17

QUESTIONS & ANSWERS (Unaudited) continued	September 30, 2020

in an amount of income or gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes upon the sale of any such interests or upon subsequent distributions in respect of such interests. Furthermore, any return of capital distribution received from the MLP may require the Fund to restate the character of its distributions and amend any shareholder tax reporting previously issued. Additionally, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of an MLP.
Prepayment Risk. Certain debt instruments, including loans and mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur more quickly or earlier than expected. In this event, the Fund might be forced to forego future interest income on the principal repaid early and to reinvest income or proceeds at generally lower interest rates, thus reducing the Fund’s yield. These types of instruments are particularly subject to prepayment risk, and offer less potential for gains, during periods of declining interest rates.
Shareholder Liquidity Event Risk. The Fund intends to complete an event intended to provide liquidity for the holders of Common Shares (“Shareholder Liquidity Event”) on or before July 28, 2023 (the “Liquidity Event Date”). If the Board determines that under then current market conditions it is in the best interests of the Fund to do so, the Fund may extend the Liquidity Event Date for one year, to July 28, 2024, without a shareholder vote. The Fund’s investment objectives and policies are not designed to seek to return to investors that purchased Common Shares in the initial offering or any other offering their initial investment on the Liquidity Event Date or any other date. Investors may receive less than their original investment through the Shareholder Liquidity Event.
Valuation Risk. The Fund may invest without limitation in unregistered securities, restricted securities and securities for which there is no readily available trading market. It may be difficult for the Fund to purchase and sell a particular investment at the price at which it has been valued by the Investment Adviser or Sub-Adviser for purposes of the Fund’s net asset value, causing the Fund to be unable to realize what the Adviser or Sub-Adviser believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. Based on its investment strategies, a significant portion of the Fund’s investments can be difficult to value and thus particularly prone to the foregoing risks.
In addition to the foregoing risks, investors should note that the Fund reserves the right to merge or reorganize with another fund, liquidate or convert into an open-end fund, in each case subject to applicable approvals by shareholders and the Fund’s Board as required by law and the Fund’s governing documents.

18 l GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited) continued	September 30, 2020

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT l 19

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2020

Fund Statistics
Net Asset Value	$756.73
Net Assets ($000)	$43,373

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED September 30, 2020
			Since
	One	Three	Five Inception
	Year	Year	Year (08/13/15)
Guggenheim Energy & Income Fund
NAV	(5.41%)	(1.07%)	6.17% 5.22%
Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com/xgeix. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.
Portfolio Breakdown	% of Net Assets
Investments
Corporate Bonds	79.6%
Senior Floating Rate Interests	25.1%
Common Stocks	6.6%
Asset-Backed Securities	0.7%
Money Market Fund	0.6%
Preferred Stocks	0.5%
Total Investments	113.1%
Other Assets & Liabilities, net	(13.1)%
Net Assets	100.0%

20 l GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	September 30, 2020

Ten Largest Holdings	(% of Total Net Assets)
TexGen Power LLC	5.0%
Comstock Resources, Inc., 7.50%	4.3%
Sunoco Logistics Partners Operations, LP, 5.95%	3.9%
Gulfstream Natural Gas System LLC, 4.60%	3.9%
Newfield Exploration Co., 5.38%	3.4%
Accuride Corp., 6.25%	3.3%
Hess Corp., 4.30%	2.9%
LBC Tank Terminals Holding Netherlands BV, 6.88%	2.6%
MPLX, LP, 4.88%	2.6%
PowerTeam Services LLC, 9.03%	2.5%
Top Ten Total	34.4%
“Ten Largest Holdings” excludes any temporary cash or derivative investments.
Portfolio breakdown and holdings are subject to change daily. For more information, please visit guggenheiminvestments.com/xgeix. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results.
Portfolio Composition by Quality Rating[1]
Rating	% of Total Investments
Fixed Income Instruments
BBB	25.4%
BB	27.5%
B	29.0%
CCC	9.7%
CC	0.2%
NR2	2.3%
Other Instruments	5.9%
Total Investments	100.0%

[1]
Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted Moody’s and Fitch ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

[2]	NR (not rated) securities do not necessarily indicate low credit quality.

GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT l 21

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	September 30, 2020

For the year ended September 30, 2020, 2.3% of the distributions were characterized as return of capital and 97.7% of the distributions were characterized as ordinary income. The final determination of the tax character of the distributions paid by the Fund in 2020 will be reported to shareholders in January 2021.

22 l GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS	September 30, 2020

	Shares	Value

COMMON STOCKS† – 6.6%
Utilities – 5.1%
TexGen Power LLC†††	65,297	$ 2,187,449

Energy – 1.4%
Whiting Petroleum Corp.*	31,549	545,482
SandRidge Energy, Inc.*	38,619	63,722
Total Energy		609,204

Consumer, Non-cyclical – 0.1%
ATD New Holdings, Inc.*	3,845	61,520
Total Common Stocks
(Cost $5,466,736)		2,858,173

PREFERRED STOCKS†† – 0.5%
Financial – 0.5%
American Equity Investment Life Holding Co., 5.95%	8,000	195,600
Total Preferred Stocks
(Cost $200,000)		195,600

MONEY MARKET FUND† – 0.6%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 0.01%[1]	273,389	273,389
Total Money Market Fund
(Cost $273,389)		273,389

	Face
	Amount	Value

CORPORATE BONDS†† – 79.6%
Energy – 46.1%
Comstock Resources, Inc.
7.50% due 05/15/25[2]	$ 2,000,000	1,880,000
Sunoco Logistics Partners Operations, LP
5.95% due 12/01/25[3]	1,500,000	1,712,302
Gulfstream Natural Gas System LLC
4.60% due 09/15/25[2,3]	1,500,000	1,710,194
Hess Corp.
4.30% due 04/01/27	1,200,000	1,253,373
7.88% due 10/01/29	200,000	250,366
Newfield Exploration Co.
5.38% due 01/01/26[3]	1,550,000	1,455,652
MPLX, LP
4.88% due 12/01/24[3]	1,000,000	1,117,187
Global Partners Limited Partnership / GLP Finance Corp.
7.00% due 08/01/27	900,000	917,217
6.88% due 01/15/29[2]	150,000	151,500
American Midstream Partners Limited Partnership / American Midstream Finance Corp.
9.50% due 12/15/21[2]	1,020,000	1,012,350

See notes to financial statements.

GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT l 23

SCHEDULE OF INVESTMENTS continued		September 30, 2020

	Face
	Amount	Value

CORPORATE BONDS†† – 79.6% (continued)
Energy – 46.1% (continued)
Exterran Energy Solutions Limited Partnership / EES Finance Corp.
8.13% due 05/01/25	$ 1,175,000	$ 1,003,156
NuStar Logistics, LP
6.38% due 10/01/30	550,000	570,625
6.00% due 06/01/26	250,000	250,705
5.63% due 04/28/27	150,000	148,153
Indigo Natural Resources LLC
6.88% due 02/15/26[2]	930,000	905,150
Sabine Pass Liquefaction LLC
5.63% due 04/15/23	750,000	821,527
Crestwood Midstream Partners Limited Partnership / Crestwood Midstream Finance Corp.
6.25% due 04/01/23	500,000	488,805
5.63% due 05/01/27[2]	250,000	223,317
Cheniere Corpus Christi Holdings LLC
5.88% due 03/31/25	600,000	683,901
Phillips 66 Partners, LP
3.55% due 10/01/26[3]	500,000	526,443
PDC Energy, Inc.
6.13% due 09/15/24	450,000	428,625
TransMontaigne Partners Limited Partnership / TLP Finance Corp.
6.13% due 02/15/26	400,000	414,000
CVR Energy, Inc.
5.75% due 02/15/28[2]	400,000	340,000
Antero Midstream Partners Limited Partnership / Antero Midstream Finance Corp.
5.75% due 01/15/28[2]	400,000	329,000
Rattler Midstream, LP
5.63% due 07/15/25[2]	300,000	302,250
Callon Petroleum Co.
6.13% due 10/01/24	1,000,000	285,000
Viper Energy Partners, LP
5.38% due 11/01/27[2]	275,000	270,875
Parkland Corp.
6.00% due 04/01/26[2]	175,000	183,313
Unit Corp.
due 05/15/21[4]	988,000	134,200
Basic Energy Services, Inc.
due 10/15/23[4,5]	650,000	133,250
CNX Resources Corp.
5.88% due 04/15/22	112,000	112,000
Total Energy		20,014,436

Utilities – 9.5%
AmeriGas Partners Limited Partnership / AmeriGas Finance Corp.
5.50% due 05/20/25	800,000	859,040
5.75% due 05/20/27	725,000	793,875

See notes to financial statements.
24 l GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued		September 30, 2020

	Face
	Amount	Value

CORPORATE BONDS†† – 79.6% (continued)
Utilities – 9.5% (continued)
AES Corp.
5.50% due 04/15/25	$ 1,000,000	$ 1,031,070
Terraform Global Operating LLC
6.13% due 03/01/26[2]	875,000	890,313
Clearway Energy Operating LLC
5.75% due 10/15/25	400,000	420,000
Pattern Energy Operations Limited Partnership / Pattern Energy Operations, Inc.
4.50% due 08/15/28[2]	125,000	129,687
Total Utilities		4,123,985

Consumer, Cyclical – 7.6%
LBC Tank Terminals Holding Netherlands BV
6.88% due 05/15/23[2]	1,130,000	1,121,525
Suburban Propane Partners Limited Partnership/Suburban Energy Finance Corp.
5.88% due 03/01/27	950,000	976,125
Superior Plus Limited Partnership / Superior General Partner, Inc.
7.00% due 07/15/26[2,3]	800,000	854,000
Delta Air Lines, Inc.
7.00% due 05/01/25[2]	275,000	301,957
Brookfield Residential Properties Incorporated / Brookfield Residential US Corp.
4.88% due 02/15/30[2]	30,000	28,080
Total Consumer, Cyclical		3,281,687

Communications – 4.5%
EIG Investors Corp.
10.88% due 02/01/24	834,000	867,360
Cengage Learning, Inc.
9.50% due 06/15/24[2]	572,000	377,520
McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance
7.88% due 05/15/24[2]	466,000	250,475
Houghton Mifflin Harcourt Publishers, Inc.
9.00% due 02/15/25[2]	250,000	240,000
CSC Holdings LLC
4.63% due 12/01/30[2]	200,000	201,500
Total Communications		1,936,855

Industrial – 4.1%
PowerTeam Services LLC
9.03% due 12/04/25[2]	1,025,000	1,080,094
New Enterprise Stone & Lime Company, Inc.
9.75% due 07/15/28[2]	250,000	270,000
Grinding Media Inc. / MC Grinding Media Canada Inc.
7.38% due 12/15/23[2]	250,000	253,125

See notes to financial statements.

GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT l 25

SCHEDULE OF INVESTMENTS continued		September 30, 2020

	Face
	Amount	Value

CORPORATE BONDS†† – 79.6% (continued)
Industrial – 4.1% (continued)
Cleaver-Brooks, Inc.
7.88% due 03/01/23[2]	$ 200,000	$ 193,000
Total Industrial		1,796,219

Consumer, Non-cyclical – 3.9%
KeHE Distributors LLC / KeHE Finance Corp.
8.63% due 10/15/26[2]	725,000	784,813
Beverages & More, Inc.
11.50% due 06/15/22[5]	500,000	420,000
Sabre GLBL, Inc.
7.38% due 09/01/25[2]	250,000	252,500
Sotheby’s
7.38% due 10/15/27[2,3]	225,000	225,000
Total Consumer, Non-cyclical		1,682,313

Basic Materials – 3.4%
Illuminate Buyer LLC / Illuminate Holdings IV, Inc.
9.00% due 07/01/28[2]	750,000	806,250
United States Steel Corp.
12.00% due 06/01/25[2]	400,000	425,796
6.88% due 08/15/25[3]	250,000	183,767
Compass Minerals International, Inc.
6.75% due 12/01/27[2]	50,000	54,000
Total Basic Materials		1,469,813

Financial – 0.5%
USI, Inc.
6.88% due 05/01/25[2]	200,000	202,500

Technology – 0.0%
NCR Corp.
6.13% due 09/01/29[2]	25,000	26,473

Utility – 0.0%
Bruce Mansfield
due 08/01/23[4]	718,000	1,795
Total Corporate Bonds
(Cost $36,675,445)		34,536,076

SENIOR FLOATING RATE INTERESTS††3,6 – 25.1%
Utilities – 6.7%
Stonewall
6.50% (3 Month USD LIBOR + 5.50%, Rate Floor: 6.50%) due 11/13/21	852,822	767,540
Carroll County Energy LLC
3.72% (3 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 02/16/26	738,037	731,270

See notes to financial statements.
26 l GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	September 30, 2020

	Face
	Amount	Value

SENIOR FLOATING RATE INTERESTS††3,6 – 25.1% (continued)
Utilities – 6.7% (continued)
Granite Generation LLC
4.75% (1 Month USD LIBOR + 3.75% and 3 Month USD LIBOR + 3.75%,
Rate Floor: 4.75%) due 11/09/26	$ 724,393	$ 719,416
UGI Energy Services, Inc.
3.90% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 08/13/26	691,250	686,639
Total Utilities		2,904,865

Consumer, Cyclical – 6.5%
Accuride Corp.
6.25% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 11/17/23	1,835,175	1,413,084
Mavis Tire Express Services Corp.
3.47% (3 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 03/20/25	735,327	696,266
EnTrans International, LLC
6.15% (1 Month USD LIBOR + 6.00%, Rate Floor: 6.00%) due 11/01/24	344,127	301,111
Blue Nile, Inc.
7.50% (3 Month USD LIBOR + 6.50%, Rate Floor: 7.50%) due 02/17/23	233,750	146,094
Playtika Holding Corp.
7.00% (3 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 12/09/24	130,866	130,818
NES Global Talent
6.50% (3 Month USD LIBOR + 5.50%, Rate Floor: 6.50%) due 05/11/23†††	99,231	89,308
American Tire Distributors, Inc.
7.00% (3 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 09/01/23	35,482	34,773
8.50% (1 Month USD LIBOR + 7.50% and 3 Month USD LIBOR + 7.50%,
Rate Floor: 8.50%) due 09/02/24	23,243	19,690
Total Consumer, Cyclical		2,831,144

Energy – 6.2%
Buckeye Partners LP
2.90% (1 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 11/02/26	995,000	975,100
Penn Virginia Holding Corp.
8.00% (1 Month USD LIBOR + 7.00%, Rate Floor: 8.00%) due 09/29/22†††	1,275,000	892,500
Stonepeak Lonestar Holdings LLC
4.77% (3 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 10/19/26	669,854	658,553
Summit Midstream Partners, LP
7.00% (3 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 05/13/22	463,808	92,762
Permian Production Partners LLC
due 05/20/24†††,4	1,662,500	83,125
Total Energy		2,702,040

See notes to financial statements.

GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT l 27

SCHEDULE OF INVESTMENTS continued	September 30, 2020

	Face
	Amount	Value

SENIOR FLOATING RATE INTERESTS††3,6 – 25.1% (continued)
Industrial – 3.1%
Diversitech Holdings, Inc.
8.50% (3 Month USD LIBOR + 7.50%, Rate Floor: 8.50%) due 06/02/25	$ 500,000	$ 476,250
Sundyne (Star US Bidco)
5.25% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 03/17/27	498,750	472,980
YAK MAT (YAK ACCESS LLC)
10.22% (3 Month USD LIBOR + 10.00%, Rate Floor: 10.00%) due 07/10/26	550,000	397,831
Total Industrial		1,347,061

Financial – 1.2%
Teneo Holdings LLC
6.25% (1 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 07/11/25	544,500	524,081

Basic Materials – 1.2%
PetroChoice Holdings
6.00% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 08/19/22	588,172	506,316

Communications – 0.2%
Cengage Learning Acquisitions, Inc.
5.25% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 06/07/23	104,071	86,750
Total Senior Floating Rate Interests
(Cost $14,099,394)		10,902,257

ASSET-BACKED SECURITIES†† – 0.7%
Collateralized Loan Obligations – 0.7%
Jamestown CLO V Ltd.
2014-5A, 5.37% (3 Month USD LIBOR + 5.10%, Rate Floor: 0.00%) due 01/17/27[2,6]	500,000	287,276
Total Asset-Backed Securities
(Cost $447,885)		287,276
Total Investments – 113.1%
(Cost $57,162,849)		$ 49,052,771
Other Assets & Liabilities, net – (13.1)%		(5,679,328)
Total Net Assets – 100.0%		$ 43,373,443

See notes to financial statements.

28 l GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	September 30, 2020

*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 6.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 6.
†††	Value determined based on Level 3 inputs — See Note 6.
1	Rate indicated is the 7-day yield as of September 30, 2020.
2	Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2)
securities is $16,563,833 (cost $16,825,578), or 38.2% of total net assets.
3	All or a portion of these securities have been physically segregated or earmarked in connection with reverse repurchase agreements. As of September 30, 2020, the total market value of segregated or earmarked securities was $17,700,715. See Note 7.
4	Security is in default of interest and/or principal obligations.
5	Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or
Section 4(a)(2) illiquid and restricted securities is $553,250 (cost $1,110,287), or 1.3% of total net assets — See Note 10.
6	Variable rate security. Rate indicated is the rate effective at September 30, 2020. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer.
The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

CLO LIBOR LLC	Collateralized Loan Obligation London Interbank Offered Rate Limited Liability Company

See Sector Classification in Other Information section.
See notes to financial statements.

GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT l 29

SCHEDULE OF INVESTMENTS continued	September 30, 2020

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2020 (See Note 6 in the Notes to Financial Statements):
		Level 2	Level 3
	Level 1	Significant	Significant
Investments in	Quoted	Observable	Unobservable
Securities (Assets)	Prices	Inputs	Inputs	Total
Common Stocks	$670,724	$—	$2,187,449	$2,858,173
Preferred Stocks	—	195,600	—	195,600
Money Market Fund	273,389	—	—	273,389
Corporate Bonds	—	34,536,076	—	34,536,076
Senior Floating Rate Interests	—	9,837,324	1,064,933	10,902,257
Asset-Backed Securities	—	287,276	—	287,276
Total Assets	$944,113	$44,856,276	$3,252,382	$49,052,771
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of the period end, reverse repurchase agreements of $6,364,387 are categorized as Level 2 within the disclosure hierarchy — See Note 7.
The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:
	Ending Balance at	Valuation	Unobservable		Weighted
Category	September 30, 2020	Technique	Inputs	Input Range	Average*
Assets:
Common Stocks	$2,187,449	Third Party	Broker Quote	—	—
		Pricing
Senior Floating Rate Interests	1,064,933	Third Party	Broker Quote	—	—
		Pricing
Total Assets	$3,252,382
Significant changes in a quote would generally result in significant changes in the fair value of the security.
See notes to financial statements.

30 l GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	September 30, 2020

The Fund’s fair valuation leveling guidelines classify a single daily broker quote, or a vendor price based on a single daily or monthly broker quote, as Level 3, if such a quote or price cannot be supported with other available market information.
Transfers between Level 2 and Level 3 may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. For the year ended September 30, 2020, the Fund had securities with a total value of $1,133,844 transfer out of Level 3 to Level 2 due to the availability of current and reliable market-based data provided by a third-party pricing service which utilizes significant observable inputs.
Summary of Fair Value Level 3 Activity
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the period ended September 30, 2020:
	Assets			Liabilities
	Senior Floating	Common		Unfunded Loan
	Rate Interests	Stocks	Total Assets	Commitments
Beginning Balance	$4,207,472	$2,611,880	$6,819,352	$(1,101)
Purchases/(Receipts)	226,100	—	226,100	(656)
(Sales, maturities and
paydowns)/Fundings	(1,043,330)	(148,225)	(1,191,555)	890
Amortization of premiums/discounts	21,186	—	21,186	—
Total realized gains (losses) included
in earnings	77	—	77	3
Total change in unrealized appreciation
(depreciation) included in earnings	(1,212,728)	(276,206)	(1,488,934)	864
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	(1,133,844)	—	(1,133,844)	—
Ending Balance	$1,064,933	$2,187,449	$3,252,382	$—
Net change in unrealized appreciation
(depreciation) for investments in Level 3
securities still held at September 30, 2020	$(1,115,934)	$(276,206)	$(1,392,140)	$—

See notes to financial statements.

GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT l 31

STATEMENT OF ASSETS AND LIABILITIES	September 30, 2020

ASSETS:
Investments, at value (cost $57,162,849)	$49,052,771
Cash	176,854
Prepaid expenses	6,333
Receivables:
Interest	763,880
Investments sold	378
Total assets	50,000,216
LIABILITIES:
Reverse repurchase agreements (Note 7)	6,364,387
Payable for:
Investments purchased	150,000
Investment advisory fees	50,342
Professional fees	20,062
Other liabilities	41,982
Total liabilities	6,626,773
NET ASSETS	$43,373,443
NET ASSETS CONSIST OF:
Common stock, $0.01 par value per share; unlimited number of shares authorized,
57,317 shares issued and outstanding	$573
Additional paid-in capital	56,532,492
Total distributable earnings (loss)	(13,159,622)
NET ASSETS	$43,373,443
Shares outstanding ($0.01 par value with unlimited amount authorized)	57,317
Net asset value	$756.73

See notes to financial statements.

32 l GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT

STATEMENT OF OPERATIONS	September 30, 2020
For the Year Ended September 30, 2020

INVESTMENT INCOME:
Interest	$4,448,649
Dividends	627,568
Total investment income	5,076,217
EXPENSES:
Investment advisory fees	737,803
Interest expense	195,093
Printing fees	101,156
Excise tax expense	93,278
Professional fees	91,022
Fund accounting fees	60,874
Trustees’ fees and expenses*	47,012
Transfer agent fees	19,620
Administration fees	16,232
Custodian fees	14,738
Insurance	7,977
Miscellaneous	11,839
Total expenses	1,396,644
Net investment income	3,679,573
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(2,419,338)
Forward foreign currency exchange contracts	11,816
Foreign currency transactions	454
Net realized loss	(2,407,068)
Net change in unrealized appreciation (depreciation) on:
Investments	(5,022,508)
Forward foreign currency exchange contracts	(4,526)
Foreign currency translations	9
Net change in unrealized appreciation (depreciation)	(5,027,025)
Net realized and unrealized loss	(7,434,093)
Net decrease in net assets resulting from operations	$(3,754,520)
* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
See notes to financial statements.

GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT l 33

STATEMENTS OF CHANGES IN NET ASSETS	September 30, 2020

	Year Ended	Year Ended
	September 30,	September 30,
	2020	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$3,679,573	$4,623,015
Net realized loss on investments	(2,407,068)	(2,660,547)
Net change in unrealized appreciation (depreciation) on investments	(5,027,025)	(3,133,302)
Net decrease in net assets resulting from operations	(3,754,520)	(1,170,834)
DISTRIBUTIONS:
Distributions to shareholders	(6,199,157)	(6,964,037)
Return of capital	(146,128)	—
Total distributions to shareholders	(6,345,285)	(6,964,037)
SHAREHOLDER TRANSACTIONS:
Reinvestments	437,742	434,961
Cost of shares redeemed through tender offers	(4,879,476)	(6,546,228)
Net decrease in net assets resulting from shareholder transactions	(4,441,734)	(6,111,267)
Net decrease in net assets	(14,541,539)	(14,246,138)
NET ASSETS:
Beginning of period	57,914,982	72,161,120
End of period	$43,373,443	$57,914,982

See notes to financial statements.

34 l GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT

STATEMENT OF CASH FLOWS	September 30, 2020
For the Year Ended September 30, 2020

Cash Flows from Operating Activities:
Net decrease in net assets resulting from operations	$(3,754,520)
Adjustments to Reconcile Net Decrease in Net Assets Resulting from Operations to
Net Cash Provided by Operating and Investing Activities:
Net change in unrealized (appreciation) depreciation on investments	5,022,508
Net change in unrealized (appreciation) depreciation on
forward foreign currency exchange contracts	4,526
Net realized loss on investments	2,419,338
Net accretion of discount and amortization of premium	(428,094)
Purchase of long-term investments	(13,757,257)
Proceeds from sale of long-term investments	29,423,510
Net purchases of short term investments	(140,640)
Return of capital distributions received from investments	148,225
Corporate actions and other payments	34,524
Commitment fees received and repayments of unfunded loan commitments	(234)
Decrease in interest receivable	286,420
Decrease in investments sold receivable	92,560
Increase in prepaid expenses	(1,952)
Decrease in investments purchased payable	(126,431)
Decrease in professional fees payable	(17,489)
Decrease in investment advisory fees payable	(25,889)
Decrease in other liabilities	(14,203)
Net Cash Provided by Operating and Investing Activities	$19,164,902
Cash Flows From Financing Activities:
Distributions to common shareholders	(5,907,543)
Proceeds from reverse repurchase agreements	94,111,707
Payments made on reverse repurchase agreements	(102,601,265)
Payments for common shares redeemed for tender offers	(4,879,476)
Net Cash Used in Financing Activities	(19,276,577)
Net decrease in cash	(111,675)
Cash at Beginning of Year	288,529
Cash at End of Year	$176,854
Supplemental Disclosure: Cash paid during the period for interest	$203,515
Supplemental Disclosure: Dividend reinvestment	$437,742

See notes to financial statements.

GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT l 35

FINANCIAL HIGHLIGHTS	September 30, 2020

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
	2020	2019	2018	2017	2016
Per Share Data:
Net asset value, beginning of period	$922.51	$1,046.28	$1,112.09	$1,068.74	$962.31
Income from investment operations:
Net investment income(a)	62.01	70.99	89.02	94.86	93.30
Net gain (loss) on investments (realized and unrealized)	(120.54)	(87.51)	(47.58)	48.43	106.74
Total from investment operations	(58.53)	(16.52)	41.44	143.29	200.04
Less distributions from:
Net investment income	(104.78)	(107.25)	(107.25)	(99.94)	(93.61)
Return of capital	(2.47)	—	—	—	—
Total distributions to shareholders	(107.25)	(107.25)	(107.25)	(99.94)	(93.61)
Net asset value, end of period	$756.73	$922.51	$1,046.28	$1,112.09	$1,068.74
Total Return(b)
Net asset value	(5.41)%	(1.44)%	3.84%	13.60%	22.66%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$43,373	$57,915	$72,161	$84,358	$84,850
Ratio to average net assets of:
Net investment income, including interest expense	7.68%	7.25%	8.19%	8.35%	10.18%
Total expenses, including interest expense(c)	2.92%	3.39%	3.08%	2.64%	2.09%
Portfolio turnover rate	24%	16%	21%	53%	27%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming a purchase of a common share at the beginning of the period and a redemption on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. A return calculated for a period of less than one year is not annualized.

(c)	Excluding interest expense, the operating expense ratios for the years ended September 30 would be:

2020	2019	2018	2017	2016
2.51%	2.56%	2.49%	2.11%	1.95%

See notes to financial statements.

36 l GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	September 30, 2020

Note 1 – Organization
Guggenheim Energy & Income Fund (the “Fund”) was organized as a Delaware statutory trust on April 28, 2015, and commenced investment operations on August 13, 2015. The Fund is registered as a non-diversified, non-traded, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Fund’s primary investment objective is to provide high income. As a secondary investment objective, the Fund will seek capital appreciation.
Note 2 – Significant Accounting Policies
The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.
The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Fund. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.
(a) Valuation of Investments
The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities and/or other assets.
Valuations of the Fund’s securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.
If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.
Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there is no sale on the valuation date, exchange-traded U.S. equity securities will be valued on the basis of the last bid price.

GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT l 37

NOTES TO FINANCIAL STATEMENTS continued	September 30, 2020

Open-end investment companies are valued at their net asset value per share (“NAV”) as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are valued at the last quoted sale price.
Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures, the Valuation Committee and Guggenheim Funds Investment Advisors, LLC (“GFIA”, or the “Adviser”) are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.
Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value.
Typically, loans are valued using information provided by an independent third party pricing service that uses broker quotes, among other inputs. If the pricing service cannot or does not provide a valuation for a particular loan, or such valuation is deemed unreliable, such investment is valued based on a quote from a broker-dealer or is fair valued by the Valuation Committee.
Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency.
Investments for which market quotations are not readily available are fair-valued as determined in good faith by GFIA subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.
(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual

38 l GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	September 30, 2020

basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Interest income also includes paydown gains and losses on mortgage-backed and asset-backed securities are treated as interest income. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized as interest income when received.
The Fund may receive other income from investments in senior loan interests including amendment fees, consent fees and commitment fees. For funded loans, these fees are recorded as income when received by the Fund and included in interest income on the Statement of Operations. For unfunded loans, commitment fees are included in realized gain on investments on the Statement of Operations at the end of the commitment period.
(c) Senior Floating Rate Interests and Loan Investments
Senior floating rate interests in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short term floating rate, plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the one-month or three-month London Inter-Bank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown on the Schedule of Investments. The interest rate indicated is the rate in effect at September 30, 2020.
The Fund invests in loans and other similar debt obligations (“obligations”). A portion of the Fund’s investments in these obligations is sometimes referred to as “covenant lite” loans or obligations (“covenant lite obligations”), which are obligations that lack covenants or possess fewer or less restrictive covenants or constraints on borrowers than certain other types of obligations. The Fund may also obtain exposure to covenant lite obligations through investment in securitization vehicles and other structured products. In recent market conditions, many new or reissued obligations have not featured traditional covenants, which are intended to protect lenders and investors by (i) imposing certain restrictions or other limitations on a borrower’s operations or assets or (ii) providing certain rights to lenders. The Fund may have fewer rights with respect to covenant lite obligations, including fewer protections against the possibility of default and fewer remedies in the event of default. As a result, investments in (or exposure to) covenant lite obligations are subject to more risk than investments in (or exposure to) certain other types of obligations. The Fund is subject to other risks associated with investments in (or exposure to) obligations, including that obligations may not be considered “securities” and, as a result, the Fund may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.
(d) Interest on When-Issued Securities
The Fund may purchase and sell interests in securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are

GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT l 39

NOTES TO FINANCIAL STATEMENTS continued	September 30, 2020

subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, it may sell such securities before the settlement date.
(e) Currency Translations
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.
The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.
Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.
(f) Forward Foreign Currency Exchange Contracts
Forward foreign currency exchange contracts are agreements between two parties to buy and sell currencies at a set price on a future date. Fluctuations in the value of open forward foreign currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund until the contracts are closed. When the contracts are closed, realized gains and losses are recorded, and included on the Statement of Operations in forward foreign currency exchange contracts.
(g) Distributions to Shareholders
The Fund intends to pay substantially all of its net investment income, if any, to common shareholders through quarterly distributions. These distributions will consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains. Any net realized long-term capital gains are distributed annually to common shareholders. To the extent distributions exceed taxable income, the excess will be deemed a return of capital.
Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

40 l GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	September 30, 2020

(h) Indemnifications
Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
Note 3 –Derivatives
As part of its investment strategy, the Fund utilizes derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized in the Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 2 of these Notes to Financial Statements.
Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.
The Fund utilized derivatives for the following purpose:
Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.
Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.
The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Fund may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

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NOTES TO FINANCIAL STATEMENTS continued	September 30, 2020

The following table represents the Fund’s use, and volume of forward foreign currency exchange contracts on a monthly basis:
Average Value
Use	Purchased	Sold
Hedge	$ 46,368	$ 460,006
Derivative Investment Holdings Categorized by Risk Exposure
The following is a summary of the location of derivative investments on the Fund’s Statement of Operations as of September 30, 2020:
Derivative Investment Type	Location of Gain (Loss) on Derivatives
Currency contracts	Net realized gain (loss) on forward foreign currency exchange contracts
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts
The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statement of Operations categorized by primary risk exposure for the year ended September 30, 2020:
Realized Gain (Loss) on Derivative Investments Recognized on the Statement of Operations
Forward Foreign Currency Exchange Risk
$11,816

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statement of Operations
Forward Foreign Currency Exchange Risk
$(4,526)
In conjunction with the use of derivative instruments, the Fund is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Fund uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Fund as collateral.
The Fund has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Fund monitors the counterparty credit risk.
Note 4 –Offsetting
In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a

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NOTES TO FINANCIAL STATEMENTS continued	September 30, 2020

counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.
For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Fund in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Fund, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Fund, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:
			Net Amount	Gross Amounts
			of Liabilities	Not Offset in the
		Gross Amounts	Presented	Statement of Assets
	Gross	Offset in the	on the	and Liabilities
	Amounts of	Statement of	Statement of		Cash
	Recognized	Assets and	Assets and	Financial	Collateral	Net
Instrument	Liabilities	Liabilities	Liabilities	Instruments	Pledged	Amount
Reverse Repurchase	$6,364,387	$—	$6,364,387	$(6,364,387)	$—	$—
Agreements
Note 5 –Fees and Other Transactions with Affiliates
Pursuant to an Investment Advisory Agreement between the Fund and the Adviser, the Adviser furnishes offices, necessary facilities and equipment, provides administrative services, oversees the activities of Guggenheim Partners Investment Management, LLC (“GPIM” or “Sub-Adviser”), provides personnel including certain officers required for the Fund’s administrative management and compensates the officers and trustees of the Fund who are affiliates of the Adviser. As compensation for these services, the Fund pays the Adviser a fee, payable monthly, in an amount equal to 1.25% of the Fund’s average daily managed assets.

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Pursuant to a Sub-Advisory Agreement among the Fund, the Adviser and GPIM, GPIM under the supervision of the Fund’s Board and the Adviser, provides a continuous investment program for the Fund’s portfolio; provides investment research; makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including certain officers required for its administrative management and pays the compensation of all officers and trustees of the Fund who are GPIM’s affiliates. As compensation for its services, the Adviser pays GPIM a fee, payable monthly, in an annual amount equal to 0.625% of the Fund’s average daily managed assets.
For purposes of calculating the fees payable under the foregoing agreements, “managed assets” means the total assets of the Fund, including the assets attributable to the proceeds from financial leverage, including the issuance of senior securities represented by indebtedness (including through borrowing from financial institutions or issuance of debt securities, including notes or commercial paper), the issuance of preferred shares, the effective leverage of certain portfolio transactions such as reverse repurchase agreements, dollar rolls and inverse floating rate securities, or any other form of financial leverage, minus liabilities, other than liabilities related to any financial leverage.
Certain trustees and officers of the Fund may also be officers, directors and/or employees of the Adviser or GPIM. The Fund does not compensate its officers who are officers, directors and/or employees of the aforementioned firms.
GFIA pays operating expenses on behalf of the Fund, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis.
MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund’s administrator and accounting agent. As administrator and accounting agent, MUIS maintains the books and records of the Fund’s securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Fund’s custodian. As custodian, BNY is responsible for the custody of the Fund’s assets. For providing the aforementioned services, MUIS and BNY are entitled to receive a monthly fee equal to an annual percentage of the Fund’s average daily managed assets subject to certain minimum monthly fees and out of pocket expenses.
Note 6 – Fair Value Measurement
In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:
Level 1 — quoted prices in active markets for identical assets or liabilities.
Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).
Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

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The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.
Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis. A significant portion of the Fund’s assets and liabilities are categorized as Level 2, as indicated in this report.
Quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Fund’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although quotes are typically received from established market participants, the Fund may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in a quote would generally result in significant changes in the fair value of the security.
Certain fixed income securities are valued by obtaining a monthly quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.
Certain loans and other securities are valued using a single daily broker quote or a price from a third party vendor based on a single daily or monthly broker quote.
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.
Note 7 –Reverse Repurchase Agreements
The Fund may enter into reverse repurchase agreements as part of its financial leverage strategy. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. Such agreements have the economic effect of borrowings. The Fund may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the market value of the Fund’s assets. For the year ended September 30, 2020, the average daily balance for which reverse repurchase agreements were outstanding amounted to $11,134,554. The weighted average interest rate was 1.75%. As of September 30, 2020, there was $6,364,387 in reverse repurchase agreements outstanding.

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NOTES TO FINANCIAL STATEMENTS continued	September 30, 2020

As of September 30, 2020, the Fund had outstanding reverse repurchase agreements with various counterparties. Details of the reverse repurchase agreements by counterparty are as follows:

Counterparty	Interest Rates(s)	Maturity Date(s)	Face Value
Barclays Capital, Inc.	(0.35%) – 0.60%*	Open Maturity	$ 830,376
BNP Paribas	0.45%*	Open Maturity	1,487,195
Credit Suisse Securities (USA) LLC.	0.35%*	Open Maturity	1,468,920
RBC Capital Markets, LLC	0.45% - 0.60%*	Open Maturity	2,577,896
Total			$ 6,364,387

*
The rate is adjusted periodically by the counterparty, subject to approval by the Adviser, and is not based upon a set reference rate and spread. Rate indicated is the rate effective at September 30, 2020.

The following is a summary of the remaining contractual maturities of the reverse repurchase agreements outstanding as of September 30, 2020, aggregated by asset class of the related collateral pledged by the Fund:
Overnight and
Asset Type	Continuous	Total
Corporate Bonds	$ 6,364,387	$ 6,364,387
Gross amount of recognized liabilities
for reverse repurchase agreements	$ 6,364,387	$ 6,364,387
There is no guarantee that the Fund’s leverage strategy will be successful. The Fund’s use of leverage may cause the Fund’s NAV to be more volatile and can magnify the effect of any losses.
Note 8 – Federal Income Tax Information
The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies.
The Fund is subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and 98.2% of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year. The Fund paid excise tax of $93,278, or $1.63 per share, attributable to calendar year 2019.
Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.
The Fund may invest in equity positions in master limited partnerships (“MLPs”). The Fund’s taxable income and realized gains will reflect the MLPs’ taxable income and gains, which are neither predictable nor readily estimable and are only reported to the Fund on a delayed basis, usually several months into the following calendar year. Sales of MLP units will cause the Fund to receive

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Internal Revenue Code Section 751 allocations of taxable income and taxable gains in potentially material amounts even in cases where the Fund incurred economic losses on MLP unit investments. Such MLP tax reporting may lead to the Fund incurring material income tax and excise tax expenses and accruing liabilities therefor.
The tax character of distributions paid during the year ended September 30, 2020 was as follows:
Ordinary	Return	Total
Income	of Capital	Distributions
$ 6,199,157	$ 146,128	$ 6,345,285
The tax character of distributions paid during the year ended September 30, 2019 was as follows:
Ordinary	Long-Term	Total
Income	Capital Gain	Distributions
$ 6,928,813	$ 35,224	$ 6,964,037
Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.
The tax components of distributable earnings/(loss) as of September 30, 2020 were as follows:
Undistributed	Undistributed	Net Unrealized	Accumulated
Ordinary	Long-Term	Appreciation	Capital and
Income	Capital Gain	(Depreciation)	Other Losses	Total
$ —	$ —	$ (8,110,078)	$ (5,049,544)	$ (13,159,622)
For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Fund that may be carried forward and applied against future capital gains. Under the RIC Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital loss carryforwards will retain their character as either short-term or long-term capital losses. As of September 30, 2020, capital loss carryforwards for the Fund were as follows:
Total
Unlimited		Capital Loss
Short-Term	Long-Term	Carryforward
$ (210,311)	$ (4,839,233)	$ (5,049,544)
Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to non-deductible expenses. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

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NOTES TO FINANCIAL STATEMENTS continued	September 30, 2020

The following adjustments were made on the Statement of Assets and Liabilities as of September 30, 2020 for permanent book/tax differences:
Total
Paid In	Distributable
Capital	Earnings/(Loss)
$ (93,278)	$ 93,278
At September 30, 2020, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:
Net Tax
	Tax	Tax	Unrealized
Tax	Unrealized	Unrealized	Appreciation
Cost	Appreciation	Depreciation	(Depreciation)
$ 57,162,849	$ 1,618,666	$ (9,728,744)	$ (8,110,078)
Note 9 – Securities Transactions
For the year ended September 30, 2020, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and derivatives, were as follows:
Purchases	Sales
$ 13,757,257	$ 29,423,510
The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended September 30, 2020, the Fund engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:
Purchases	Sales	Realized Gain
$ —	$ 605,438	$ 352
Note 10 – Restricted Securities
The securities below are considered illiquid and restricted under guidelines established by the Board:
Restricted Securities	Acquisition Date	Cost	Value
Basic Energy Services, Inc.
due 10/15/23[1]	09/25/18	$ 645,738	$133,250
Beverages & More, Inc.
11.50% due 06/15/22	06/16/17	464,549	420,000
		$1,110,287	$553,250
1 Security is in default of interest and/or principal obligations.

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NOTES TO FINANCIAL STATEMENTS continued	September 30, 2020

Note 11 – Capital
Common Shares
The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 57,317 shares issued and outstanding. Transactions in common shares were as follows:
	Year Ended	Year Ended
	September 30, 2020	September 30, 2019
Beginning shares	62,780	68,969
Shares issued through dividend reinvestment	590	459
Shares redeemed through tender offer	(6,053)	(6,648)
Ending shares	57,317	62,780
Tender Offer
During the year ended September 30, 2020, the Board approved four tender offers. Each being oversubscribed, in accordance with the terms and conditions specified in the tender offer, the Fund purchased shares from all tendering shareholders on a pro rata basis. Shares that were tendered but not accepted for purchase and shares that were not tendered remain outstanding.
	Tender Offer
Tender Expiration	(2.5% of outstanding	Shares	Purchase Price
Dates	shares as of expiration)	Tendered	(NAV on Expiration)
January 3, 2020	1,530	13,164	$913.71
April 7, 2020	1,495	9,720	$629.24
July 6, 2020	1,462	8,838	$750.35
October 2, 2020	1,429	8,905	$757.99
In any given quarter, the Adviser may or may not recommend to the Board that the Fund conduct a tender offer. Accordingly, there may be periods during which no tender offer is made, and it is possible that no other tender offers will be conducted during the term of the Fund.
Note 12 – Recent Accounting Pronouncements
In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “2017 ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The 2017 ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. As of October 1, 2019, the Fund has fully adopted the provisions of the 2017 ASU which was applied on a modified retrospective basis, as prescribed. The adoption did not result in a cumulative-effect adjustment as of the beginning of the period and had no impact on total distributable earnings, net assets, the current period results from operations, or any prior period information presented in the financial statements.

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NOTES TO FINANCIAL STATEMENTS continued	September 30, 2020

Note 13 – COVID-19 and Recent Developments
The global ongoing crisis caused by the outbreak of COVID-19 is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions all over the world, the Fund’s investments and a shareholder’s investment in the Fund are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Fund, the Fund, its service providers, the markets in which it invests and market intermediaries are also impacted by quarantines and similar measures intended to contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational risks.
Note 14 – Subsequent Events
The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Fund’s financial statements.

50 l GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	September 30, 2020

To the Shareholders and Board of Trustees of Guggenheim Energy & Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Guggenheim Energy & Income Fund (the “Fund”), including the schedule of investments, as of September 30, 2020, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at September 30, 2020, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatements of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020, by correspondence with the custodian, brokers, and paying agents or by other appropriate auditing procedures where replies from brokers and paying agents were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
November 27, 2020

GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT l 51

OTHER INFORMATION (Unaudited)	September 30, 2020

Federal Income Tax Information
This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.
In January 2021, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2020.
The Fund’s investment income (dividend income plus short-term capital gains, if any) qualifies as follows:
Of the taxable ordinary income distributions paid during the fiscal year ending September 30, 2020, the Fund had the corresponding percentages qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief and Reconciliation Act of 2003 or for the dividends received deduction for corporations. See the qualified dividend income and dividend received deduction columns, respectively, in the table below.
Additionally, of the taxable ordinary income distributions paid during the fiscal year ended September 30, 2020, the Fund had the corresponding percentage qualify as interest related dividends as permitted by IRC Section 871(k)(1) . See qualified interest income column in the table below.
Qualified	Dividend	Qualified
Dividend	Received	Interest
Income	Deduction	Income
0.10%	0.10%	81.99%

Sector Classification
Information in the “Schedule of Investments” is categorized by sectors using sector-level classifications used by Bloomberg Industry Classification System, a widely recognized industry classification system provider. In the Fund’s registration statement, the Fund has investment policies relating to concentration in specific industries. For purposes of these investment policies, the Fund usually classifies industries based on industry-level classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

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Trustees
The Trustees of the Guggenheim Energy & Income Fund and their principal occupations during the past five years:

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address*	with the	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served**	During Past 5 Years	Overseen	Held by Trustees***
Independent Trustees
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2015 (Trustee) Since July 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	157	Current: Purpose Investments Funds (2013-present). Former: Managed Duration Investment Grade Municipal Fund (2006-2016).
Angela Brock-Kyle (1959)	Trustee	Since 2019	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present). Former: Senior Leader, TIAA (1987-2012).	156	Current: Hunt Companies, Inc. (2019-present). Former: Infinity Property & Casualty Corp. (2014-2018).
Donald A. Chubb, Jr.[1] (1946)	Trustee	Since 2015	Current: Retired. Former: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-2017).	156	Former: Midland Care, Inc. (2011-2016).
Jerry B. Farley[1] (1946)	Trustee	Since 2015	Current: President, Washburn University (1997-present).	156	Current: CoreFirst Bank & Trust (2000-present). Former: Westar Energy, Inc. (2004-2018).
Roman Friedrich III[1] (1946)	Trustee	Since 2015	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present).	156	Former: Zincore Metals, Inc. (2009-2019).

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OTHER INFORMATION (Unaudited) continued	September 30, 2020

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address*	with the	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served**	During Past 5 Years	Overseen	Held by Trustees***
Independent Trustees continued
Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2019 (Trustee) Since July 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (1996-present); Co-Chief Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer, Lydon Media (2016-present).	156	Current: US Global Investors (GROW) (1995-present). Former: Harvest Volatility Edge Trust (3) (2017-2019).
Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2015	Current: Partner, Momkus LLP (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	157
Current: PPM Funds (9) (2018 - present); Edward-Elmhurst Healthcare System (2012-present).

Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004- April 2020); Western Asset Inflation-Linked Income Fund (2003- April 2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2019 (Trustee) Since July 2020 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson- Companies, Inc. (2007-2017).	156	Current: SPDR Series Trust (81) (2018-present); SPDR Index Shares Funds (30) (2018-present); SSGA Active Trust (14) (2018-present). Former: SSGA Master Trust (1) (2018- September 2020).

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OTHER INFORMATION (Unaudited) continued	September 30, 2020

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address*	with the	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served**	During Past 5 Years	Overseen	Held by Trustees***
Independent Trustees continued
Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2015
Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).
156
Former: Western Asset Inflation-Linked
Opportunities & Income Fund
(2004-April 2020); Western Asset
Inflation-Linked Income Fund
(2003-April 2020); Managed Duration
Investment Grade Municipal Fund
(2003-2016).

GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT l 55

OTHER INFORMATION (Unaudited) continued	September 30, 2020

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address*	with the	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served**	During Past 5 Years	Overseen	Held by Trustees***
Interested Trustee
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2018 (Trustee) Since 2015 (Chief Legal Officer) Since 2015 (Vice President)	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	156	None.

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***
Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Fiduciary/Claymore Energy Infrastructure Fund, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Enhanced Equity Income Fund, Guggenheim Energy & Income Fund, Guggenheim Credit Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Fund under the 1940 Act by reason of her position with the Fund’s Investment Manager and/or the parent of the Investment Manager.
[1]	Under the Fund’s Independent Trustees Retirement Policy, Messrs. Chubb, Farley and Friedrich are expected to retire in 2021.

56 l GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	September 30, 2020

OFFICERS
Position(s)
	held	Term of Office
Name, Address*	with the	and Length of
and Year of Birth	Trust	Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2018
Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer, Security Investors, LLC (2018-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

Joanna M. Catalucci (1966)	Chief Compliance Officer	Since 2015
Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2014-present).

Former: AML Officer, certain other funds in the Fund Complex (2016-2017); Chief Compliance Officer and Secretary certain other funds in the Fund Complex (2008-2012); Senior Vice President and Chief Compliance Officer, Security Investor, LLC and certain affiliates (2010-2012); Chief Compliance Officer and Senior Vice President, Rydex Advisors, LLC and certain affiliates (2010-2011).

James M. Howley (1972)	Assistant Treasurer	Since 2015
Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2015	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2015	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).

GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT l 57

OTHER INFORMATION (Unaudited) continued	September 30, 2020

Position(s)
	held	Term of Office
Name, Address*	with the	and Length of
and Year of Birth	Trust	Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS continued
William Rehder (1967)	Assistant Vice President	Since 2018	Current: Managing Director, Guggenheim Investments (2002-present).
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2015
Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2015
Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2015
Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

58 l GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	September 30, 2020

Position(s)
	held	Term of Office
Name, Address*	with the	and Length of
and Year of Birth	Trust	Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS continued
Jon Szafran (1989)	Assistant Treasurer	Since 2017
Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (““HGINA””), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT l 59

DIVIDEND REINVESTMENT PLAN (Unaudited)	September 30, 2020

Under the Fund’s dividend reinvestment plan (the “Plan”), a Common Shareholder whose Common Shares are registered in his or her own name will have all distributions reinvested automatically by Computershare Trust Company, N.A., which is agent under the Plan (the “Plan Agent”), unless the Common Shareholder elects to receive cash.
Distributions with respect to Common Shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested in additional Common Shares under the Plan, unless the broker or nominee does not participate in the Plan or the Common Shareholder elects to receive distributions in cash. Investors who own Common Shares registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to investors who do not participate in the Plan will be paid by check mailed directly to the record holder by Computershare Trust Company, N.A., as dividend disbursing agent. A participant in the Plan who wishes to opt out of the Plan and elect to receive distributions in cash should contact Computershare Trust Company, N.A. through the Internet as specified below, in writing at the address specified below or by calling the telephone number specified below.
Under the Plan, distributors, including any capital gain distributions, will be automatically reinvested in additional Common Shares at the net asset value determined on the reinvestment date.
The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant.
In the case of shareholders such as banks, brokers or nominees, which hold Common Shares for others who are the beneficial owners, and participate in the Plan, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the Common Shareholder as representing the total amount registered in the shareholder’s name and held for the account of beneficial owners who participate in the Plan.
The automatic reinvestment of dividends and other distributions will not relieve participants of any income tax that may be payable or required to be withheld on such dividends or distributions.
Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate its Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of such Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan Agent on at least 90 days’ prior written notice to the participants in such Plan. All correspondence concerning the Plan should be directed to Computershare Trust Company, N.A., P.O. Box 30170, College Station, Texas 77842, Attention: Shareholder Services Department. Participants may also contact Computershare Trust Company, N.A. online at www.computershare.com/investor or by telephone at (866)-488-3559.

60 l GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT

APPROVAL OF ADVISORY AGREEMENTS — GUGGENHEIM
ENERGY & INCOME FUND (XGEIX) (Unaudited)	September 30, 2020

Guggenheim Energy & Income Fund (the “Fund”) is a Delaware statutory trust that is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”), an indirect subsidiary of Guggenheim Partners, LLC, a privately-held, global investment and advisory firm (“Guggenheim Partners”), serves as the Fund’s investment adviser and provides certain administrative and other services pursuant to an investment advisory agreement between the Fund and GFIA (the “Investment Advisory Agreement”). (Guggenheim Partners, GFIA, Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”) and their affiliates may be referred to herein collectively as “Guggenheim.” “Guggenheim Investments” refers to the global asset management and investment advisory division of Guggenheim Partners and includes GFIA, GPIM, Security Investors, LLC and other affiliated investment management businesses of Guggenheim Partners.)
Under the terms of the Investment Advisory Agreement, GFIA is responsible for overseeing the activities of GPIM, which performs portfolio management and related services for the Fund pursuant to an investment sub-advisory agreement by and among the Fund, the Adviser and GPIM (the “Sub-Advisory Agreement” and together with the Investment Advisory Agreement, the “Advisory Agreements”). Under the supervision and oversight of GFIA and the Board of Trustees of the Fund (the “Board,” with the members of the Board referred to individually as the “Trustees”), GPIM provides a continuous investment program for the Fund’s portfolio, provides investment research, and makes and executes recommendations for the purchase and sale of securities for the Fund.
Each of the Advisory Agreements continues in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested person[s],” as defined by the 1940 Act, of the Fund (the “Independent Trustees”) casting votes in person at a meeting called for such purpose.1 At meetings held by videoconference and/or telephonically on April 20–21, 2020 (the “April Meeting”) and on May 15 and 18, 2020 (the “May Meeting”), the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Advisory Agreements in connection with the Committee’s annual contract review schedule.
As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), from whom the Independent Trustees received separate legal advice and with whom they met separately. Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Advisory Agreements and other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal

1  On March 13, 2020, the Securities and Exchange Commission issued an exemptive order providing relief to registered management investment companies from certain provisions of the 1940 Act in light of the outbreak of coronavirus disease 2019 (COVID-19), including the in-person voting requirements under Section 15(c) of the 1940 Act with respect to approving or renewing an investment advisory agreement, subject to certain conditions. The relief was originally limited to the period from March 13, 2020 to June 15, 2020, and was subsequently extended through August 15, 2020. The Board, including the Independent Trustees, relied on this relief in voting to renew the Advisory Agreements at a meeting of the Board held by videoconference on May 18, 2020.

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APPROVAL OF ADVISORY AGREEMENTS — GUGGENHEIM
ENERGY & INCOME FUND (XGEIX) (Unaudited) continued	September 30, 2020

Counsel. The Committee also considered the variety of written materials, reports and oral presentations the Board receives throughout the year regarding performance and operating results of the Fund, and other information relevant to its evaluation of the Advisory Agreements.
In connection with the contract review process, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Independent Trustees. Guggenheim also made a presentation at the April Meeting. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided (collectively with the foregoing materials, the “Contract Review Materials”). The Committee also considered the unique features of the Fund as compared to the other closed-end funds for which Guggenheim Investments serves as investment adviser, including that the common shares of beneficial interest of the Fund are not listed for trading on any securities exchange, and that the Fund has conducted, and may in the future conduct, limited quarterly tender offers in the sole discretion of the Board. The Committee considered the foregoing and the Contract Review Materials in the context of its accumulated experience in governing the Fund and other Guggenheim funds and weighed the factors and standards discussed with Independent Legal Counsel.
Following an analysis and discussion of relevant factors, including those identified below, and in the exercise of its business judgment, the Committee concluded that it was in the best interest of the Fund to recommend that the Board approve the renewal of each of the Advisory Agreements for an additional annual term.
Investment Advisory Agreement
Nature, Extent and Quality of Services Provided by the Adviser: With respect to the nature, extent and quality of services currently provided by the Adviser, the Committee noted that, although the Adviser delegated certain portfolio management responsibilities to the Sub-Adviser, as affiliated companies, both the Adviser and Sub-Adviser are part of the Guggenheim organization. Further, the Committee took into account Guggenheim’s explanation that investment advisory-related services are provided by many Guggenheim employees under different related legal entities and thus, the services provided by the Adviser on the one hand and the Sub-Adviser on the other, as well as the risks assumed by each party, cannot be ascribed to distinct legal entities.2 As a result, the Committee did not evaluate the services provided to the Fund under the Investment Advisory Agreement and Sub-Advisory Agreement separately.
The Committee considered the qualifications, experience and skills of key personnel performing services for the Fund, including those personnel providing compliance and risk oversight, as well as the supervisors and reporting lines for such personnel. The Committee also considered other information, including Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Fund. In evaluating Guggenheim’s resources and capabilities, the Committee considered Guggenheim’s commitment to focusing on, and investing resources in support of, funds in the Guggenheim fund complex, including the Fund.

2  Consequently, except where the context indicates otherwise, references to “Adviser” or “Sub-Adviser” should be understood as referring to Guggenheim Investments generally and the services it provides under both Advisory Agreements.

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APPROVAL OF ADVISORY AGREEMENTS — GUGGENHEIM
ENERGY & INCOME FUND (XGEIX) (Unaudited) continued	September 30, 2020

The Committee’s review of the services provided by Guggenheim to the Fund included consideration of Guggenheim’s investment processes and resulting performance, portfolio oversight and risk management, and the related regular quarterly reports and presentations received by the Board. The Committee took into account the risks borne by Guggenheim in sponsoring and providing services to the Fund, including entrepreneurial, legal and regulatory risks. The Committee considered the resources dedicated by Guggenheim to compliance functions and the reporting made to the Board by Guggenheim compliance personnel regarding Guggenheim’s adherence to regulatory requirements. The Committee also considered the regular reports the Board receives from the Fund’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.
In connection with the Committee’s evaluation of the overall package of services provided by Guggenheim, the Committee considered Guggenheim’s administrative services, including its role in supervising, monitoring, coordinating and evaluating the various services provided by the fund administrator, custodian and other service providers to the Fund. The Committee evaluated the Office of Chief Financial Officer (the “OCFO”), established to oversee the fund administration, accounting and transfer agency services provided to funds in the Guggenheim fund complex, including the OCFO’s resources, personnel and services provided.
With respect to Guggenheim’s resources and the ability of the Adviser to carry out its responsibilities under the Investment Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”), and the various entities comprising Guggenheim Investments, and provided the audited consolidated financial statements of GPIMH. (Thereafter, the Committee received the audited consolidated financial statements of GPIM.)
The Committee also considered the acceptability of the terms of the Investment Advisory Agreement, including the scope of services required to be performed by the Adviser.
Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, including the Committee’s knowledge of how the Adviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that the Adviser and its personnel were qualified to serve the Fund in such capacity and may reasonably be expected to continue to provide a high quality of services under the Investment Advisory Agreement with respect to the Fund.
Investment Performance: With respect to performance, the Committee considered that, with an inception date of August 13, 2015, the Fund has a three-year operating history but not yet a long-term operating history. The Committee noted that the Fund’s primary investment objective is to provide high income and that, as a secondary investment objective, the Fund seeks capital appreciation. The Committee observed that, in pursuit of these investment objectives, under normal market conditions, the Fund invests at least 80% of its managed assets in (i) securities of energy companies and (ii) income producing securities of other issuers.
The Committee considered Guggenheim’s explanation that given the uniqueness of the Fund’s investment strategy and structure, no relevant peers were identified for performance comparison purposes. Instead, Guggenheim presented the returns of the Bloomberg Barclays High Yield Energy

GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT l 63

APPROVAL OF ADVISORY AGREEMENTS — GUGGENHEIM
ENERGY & INCOME FUND (XGEIX) (Unaudited) continued	September 30, 2020

Index (the “Index”) for performance comparison. The Committee considered that Guggenheim uses the Index for purposes of the Fund’s quarterly performance reporting to the Board.
The Committee reviewed the performance of the Fund and the Index for the three-year and one-year periods ended December 31, 2019, and observed that the Fund’s return on a net asset value basis exceeded the return of the Index for both periods. The Committee also noted that, as a non-listed Fund, the Fund does not have a market price or market price return.
In addition, the Committee took into account Guggenheim’s belief that there is no single optimal performance metric, nor is there a single optimal time period over which to evaluate performance and that a thorough understanding of performance comes from analyzing measures of returns, risk and risk-adjusted returns, as well as evaluating strategies relative to their market benchmarks. Thus, the Committee also reviewed and considered the additional performance and risk metrics provided by Guggenheim, including the Fund’s standard deviation, tracking error, beta, Sharpe ratio, information ratio and alpha compared to the Index. In assessing the foregoing, the Committee considered Guggenheim’s statement that, in spite of ongoing volatility in the energy markets, the Fund performed well on a relative basis in 2019, on a three-year basis and since its inception in August 2015, outperforming the Index in each period, and that the Fund’s risk metrics, as measured by volatility and beta, have generally been lower than those of the Index, resulting in risk-adjusted returns in excess of the Index.
The Committee also considered the Fund’s structure and form of leverage, and, among other information related to leverage, the cost of the leverage and the aggregate leverage outstanding as of December 31, 2019, as well as net yield on leverage assets and net impact on common assets due to leverage for the one-year period ended December 31, 2019 and annualized for the three-year and since-inception periods ended December 31, 2019.
After reviewing the foregoing and other related factors, the Committee concluded that the Fund’s performance was acceptable.
Comparative Fees, Costs of Services Provided and the Benefits Realized by the Adviser from Its Relationship with the Fund: With respect to the evaluation of the Fund’s advisory fee and expense ratio, the Committee considered Guggenheim’s discussion of the challenges associated with developing a relevant peer group for the Fund given the uniqueness of its investment strategy. The Committee noted that Guggenheim identified two other unlisted closed-end funds—Western Asset Middle Market Debt Fund (“XWAMX”) and Western Asset Middle Market Income Fund (“XWMFX” and together with XWAMX, the “WAM Funds”)—for comparison purposes given similarity in structure, noting, however, that such funds were deemed not relevant by Guggenheim for performance comparisons in light of the differences in investment strategies between the Fund and the WAM Funds, and thus, the WAM Funds were provided merely as a reference point with respect to fees and expenses.
Bearing in mind the foregoing, the Committee compared the Fund’s contractual advisory fee (which includes the sub-advisory fee paid to the Sub-Adviser) calculated at average managed assets for the latest fiscal year, and the Fund’s net effective management fee3 and total net expense ratio, in each

3  The “net effective management fee” for the Fund represents the combined effective advisory fee and administration fee as a percentage of average net assets for the latest fiscal year, after any waivers and/or reimbursements.

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APPROVAL OF ADVISORY AGREEMENTS — GUGGENHEIM
ENERGY & INCOME FUND (XGEIX) (Unaudited) continued	September 30, 2020

case as a percentage of average net assets for the latest fiscal year, to the WAM Funds, as presented in a report prepared by FUSE Research Network LLC (“FUSE”), an independent, third-party research provider. The Committee also reviewed the average and median advisory fees (based on net assets) and expense ratios, including expense ratio components (e.g., administration fees, custody fees and other operating expenses), of the group of funds (i.e., the Fund and the WAM Funds). In addition, the Committee considered information regarding Guggenheim’s process for evaluating the competitiveness of the Fund’s fees and expenses, including the personnel involved, noting Guggenheim’s statement that, while profitability is evaluated, primary consideration is given to market competitiveness, support requirements and shareholder return and expense expectations.
The Committee observed that, although the Fund’s net effective management fee on average net assets and total net expense ratio (excluding interest expense) on average net assets were higher than those of the WAM Funds, the Fund’s and the WAM Funds’ contractual advisory fees based on average managed assets are the same. The Committee also noted the size of the Fund relative to the WAM Funds based on the average net assets under management as presented by FUSE in its report. The Committee considered the Fund’s higher leverage and associated interest expense relative to the WAM Funds, noting the positive impact of leverage on the Fund’s performance since inception. In addition, the Committee took into account that the Adviser did not identify any other clients or accounts considered to have similar investment strategies and policies as the Fund, and, as a result, the Committee did not consider it relevant to compare the Fund’s advisory fee to the advisory fees charged to other clients of Guggenheim.
With respect to the costs of services provided and benefits realized by Guggenheim Investments from its relationship with the Fund, the Committee reviewed a profitability analysis and data from management setting forth the ending assets under management as of December 31, 2019, gross revenues received by Guggenheim Investments, expenses allocated to the Fund, earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2018. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis.
In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit. The Committee considered all of the foregoing, among other things, in evaluating the costs of services provided, the profitability to Guggenheim Investments and the profitability rates presented, and concluded that the profits were not unreasonable.
The Committee also considered other benefits available to the Adviser because of its relationship with the Fund and noted Guggenheim’s statement that it does not believe the Adviser derives any such “fall-out” benefits. In this regard, the Committee noted Guggenheim’s statement that, although it does not consider such benefits to be fall-out benefits, the Adviser may benefit from certain economies of scale and synergies, such as enhanced visibility of the Adviser, enhanced leverage in fee negotiations and other synergies arising from offering a broad spectrum of products, including the Fund.
Economies of Scale: The Committee considered the potential of the Adviser to experience economies of scale with respect to the management of the Fund. In this connection, the Committee noted the

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APPROVAL OF ADVISORY AGREEMENTS — GUGGENHEIM
ENERGY & INCOME FUND (XGEIX) (Unaudited) continued	September 30, 2020

structural limitations to asset growth, given the possibility of periodic tender offers. The Committee also took into account the Fund’s intention to complete an event intended to provide liquidity to shareholders on or before July 28, 2023. In addition, the Committee considered management’s view that the Fund’s advisory fee currently reflects an appropriate level of sharing of any economies of scale. The Committee also took into account the competitiveness of the Fund’s contractual advisory fee (based on average managed assets), which is equal to the WAM Funds’ fees.
Based on the foregoing, among other things considered, the Committee determined that the Fund’s advisory fee was reasonable.
Sub-Advisory Agreement
Nature, Extent and Quality of Services Provided by the Sub-Adviser: As noted above, because both the Adviser and Sub-Adviser for the Fund—GFIA and GPIM, respectively—are part of Guggenheim Investments and the services provided by the Adviser on the one hand and the Sub-Adviser on the other cannot be ascribed to distinct legal entities, the Committee did not evaluate the services provided under the Investment Advisory Agreement and Sub-Advisory Agreement separately. Therefore, the Committee considered the qualifications, experience and skills of the Fund’s portfolio management team in connection with the Committee’s evaluation of Guggenheim’s investment professionals under the Investment Advisory Agreement.
With respect to Guggenheim’s resources and the Sub-Adviser’s ability to carry out its responsibilities under the Sub-Advisory Agreement, as noted above, the Committee considered the financial condition of GPIMH and the various entities comprising Guggenheim Investments.
The Committee also considered the acceptability of the terms of the Sub-Advisory Agreement, including the scope of services required to be performed by the Sub-Adviser.
Investment Performance: The Committee considered the returns of the Fund under its evaluation of the Investment Advisory Agreement.
Comparative Fees, Costs of Services Provided and the Benefits Realized by the SubAdviser from Its Relationship with the Fund: The Committee considered that the Sub-Advisory Agreement is with an affiliate of the Adviser, that the Adviser compensates the Sub-Adviser from its own fees so that the sub-advisory fee rate with respect to the Fund does not impact the fees paid by the Fund and that the Sub-Adviser’s revenues were included in the calculation of Guggenheim Investments’ profitability. Given its determination of the reasonableness of the advisory fee, the Committee concluded that the sub-advisory fee rate for the Fund was reasonable.
Economies of Scale: The Committee recognized that, because the Sub-Adviser’s fees are paid by the Adviser and not the Fund, the analysis of economies of scale was more appropriate in the context of the Committee’s consideration of the Investment Advisory Agreement, which was separately considered. (See “Investment Advisory Agreement – Economies of Scale” above.)
Overall Conclusions
The Committee determined that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of each Advisory Agreement is in the best interest of the Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his or her

66 l GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT

APPROVAL OF ADVISORY AGREEMENTS — GUGGENHEIM
ENERGY & INCOME FUND (XGEIX) (Unaudited) continued	September 30, 2020

well-informed business judgment, may afford different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of each Advisory Agreement for an additional annual term.

GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT l 67

FUND INFORMATION (Unaudited)	September 30, 2020

Board of Trustees
Randall C. Barnes
Angela Brock-Kyle
Donald A. Chubb, Jr.
Jerry B. Farley
Roman Friedrich III
Amy J. Lee*
Thomas F. Lydon, Jr.
Ronald A. Nyberg
Sandra G. Sponem
Ronald E. Toupin, Jr.,
Chairman
* This Trustee is an “interested person” (as
defined in Section 2(a)(19) of the 1940 Act)
(“Interested Trustee”) of the Fund because of
her affiliation with Guggenheim Investments.

Principal Executive Officers

Brian E. Binder
President and Chief Executive Officer

Joanna M. Catalucci
Chief Compliance Officer

Amy J. Lee
Vice President and Chief Legal Officer

Mark E. Mathiasen
Secretary

John L. Sullivan
Chief Financial Officer,
Chief Accounting Officer
and Treasurer

Investment Adviser
Guggenheim Funds Investment
Advisors, LLC
Chicago, IL

Investment Sub-Adviser
Guggenheim Partners Investment
Management, LLC
Santa Monica, CA

Administrator and Accounting Agent
MUFG Investor Services (US), LLC
Rockville, MD

Custodian
The Bank of New York Mellon Corp.
New York, NY

Legal Counsel
Dechert LLP
Washington, D.C.

Independent Registered Public
Accounting Firm
Ernst & Young LLP
Tysons, VA

68 l GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT

FUND INFORMATION (Unaudited) continued	September 30, 2020

Privacy Principles of the Fund
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.
Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).
The Fund restricts access to non-public personal information about its shareholders to employees of the Fund’s investment advisor and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.
Questions concerning your shares of Guggenheim Energy & Income Fund?
•	If your shares are held in a Brokerage Account, contact your Broker.
•
If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent:
Computershare Trust Company, N.A., P.O. Box 30170 College Station, TX 77842-3170; (866) 488-3559 or online at www.computershare.com/investor

This report is sent to shareholders of Guggenheim Energy & Income Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (800) 345-7999.
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended December 31, is also available, without charge and upon request by calling (800) 345-7999, by visiting the Fund’s website at guggenheiminvestments.com/xgeix or by accessing the Fund’s Form N-PX on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for the reporting periods ended prior to June 30, 2019, filed such information on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC website at www.sec.gov or at guggenheiminvestments.com/xgeix.

GEI l GUGGENHEIM ENERGY & INCOME FUND ANNUAL REPORT l 69

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ABOUT THE FUND MANAGER

Guggenheim Partners Investment Management, LLC
Guggenheim Partners Investment Management, LLC (“GPIM”) is an indirect subsidiary of Guggenheim Partners, LLC, a diversified financial services firm. The firm provides capital markets services, portfolio and risk management expertise, wealth management, and investment advisory services. Clients of Guggenheim Partners, LLC are an elite mix of individuals, family offices, endowments, foundations, insurance companies and other institutions.
Investment Philosophy
GPIM’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indexes with both lower volatility and lower correlation of returns over time as compared to such benchmark indexes.
Investment Process
GPIM’s investment process is a collaborative effort between various groups including the Portfolio Construction Group, which utilize proprietary portfolio construction and risk modeling tools to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for security selection within these sectors and for implementing securities transactions, including the structuring of certain securities directly with the issuers or with investment banks and dealers involved in the origination of such securities.
Guggenheim Funds Distributors, LLC
227 West Monroe Street
Chicago, IL 60606
Member FINRA/SIPC
(11/20)
NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE
CEF-GEI-AR-0920

Item 2.  Code of Ethics.
(a)
The registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)	No information need be disclosed pursuant to this paragraph.
(c)	The registrant has not amended its Code of Ethics during the period covered by the report presented in Item 1 hereto.
(d)
The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.

(e)	Not applicable.
(f)	(1) The registrant’s Code of Ethics is attached hereto as Exhibit (a)(1).
 (2) Not applicable.
 (3) Not applicable.

Item 3.  Audit Committee Financial Expert.
The registrant’s Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the “Audit Committee”), Sandra G. Sponem.   Ms. Sponem is “independent,” meaning that she is not an “interested person” of the Registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) and she does not accept any consulting, advisory, or other compensatory fee from the Registrant (except in her capacity as a Board or committee member).

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification.  The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the Audit Committee or Board of Trustees.)

Item 4.  Principal Accountant Fees and Services.
(a) Audit Fees:  the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $36,803 and $35,905 for the fiscal years ended September 30, 2020 and September 30, 2019, respectively.
 (b) Audit-Related Fees: the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph 4(a) of this Item 4, were $0 and $0 for the fiscal years ended September 30, 2020 and September 30, 2019, respectively.
The registrant’s principal accountant did not bill for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.
(c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $9,663 and $8,947 for the fiscal years ended September 30, 2020 and September 30, 2019, respectively.
The registrant’s principal accountant did not bill for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.
(d)  All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item 4 were $0 and $0 for the fiscal years ended September 30, 2020 and September 30, 2019, respectively.
The registrant’s principal accountant did not bill for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.
 (e)  Audit Committee Pre-Approval Policies and Procedures.
(1) Audit Committee pre-approval policies and procedures:
To fulfill its responsibilities and duties the Audit Committee (the “Committee”) shall:
1.
Pre-Approval Policy (Trusts). Pre-approve any engagement of the independent auditors to provide any services, other than “prohibited non-audit services,” to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)
The categories of services to be reviewed and considered for pre-approval include those services set forth under Section II.A.1. of the Background and Definitions for Audit Committee Charter (collectively, “Identified Services”).

(b)	The Committee has pre-approved Identified Services for which the estimated fees are less than $25,000.
(c)
For Identified Services with estimated fees of $25,000 or more, but less than $50,000, the Chair or any member of the Committee designated by the Chair is hereby authorized to pre-approve such Identified Services on behalf of the Committee.

(d)	For Identified Services with estimated fees of $50,000 or more, such Identified Services require pre-approval by the Committee.
(e)
All requests for Identified Services to be provided by the independent auditor that were pre-approved by the Committee shall be submitted to the Principal/Chief Accounting Officer (“CAO”) of the Trust by the independent auditor using the pre-approval request form.  The Trust’s CAO will determine whether such services are included within the list of services that have received the general pre-approval of the Committee.

(f)
The independent auditors or the CAO of the Trust (or an officer of the Trust who reports to the CAO) shall report to the Committee at each of its regular scheduled meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Committee).  The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Committee (including the particular category of Identified Services under which pre-approval was obtained).

2.
Pre-Approval Policy (Adviser or Any Control Affiliate). Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations or financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)
The Chair or any member of the Committee designated by the Chair may grant the pre-approval for non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations or financial reporting of the Trust for which the estimated fees are less than $25,000. All such delegated pre-approvals shall be presented to the Committee no later than the next Committee meeting.

(b)
For non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations or financial reporting of the Trust for which the estimated fees are $25,000 or more, such services require pre-approval by the Committee.

a.	Pre-Approval Requirements
i.	Categories of Services to be Reviewed and Considered for Pre-Approval
1.	Audit Services
a.	Annual financial statement audits
b.	Seed audits (related to new product filings, as required)
c.	SEC and regulatory filings and consents
2.	Audit-Related Services
a.	Accounting consultations
b.	Fund merger/reorganization support services
c.	Other accounting related matters
d.	Agreed upon procedures reports
e.	Attestation reports
f.	Other internal control reports
3.	Tax Services
a.	Recurring tax services:
i.	Preparation of Federal and state income tax returns, including extensions
ii.	Preparation of calculations of taxable income, including fiscal year tax designations

iii.	Preparation of annual Federal excise tax returns (if applicable)
iv.	Preparation of calendar year excise distribution calculations
v.	Calculation of tax equalization on an as-needed basis
vi.	Preparation of monthly/quarterly estimates of tax undistributed position for closed-end funds
vii.	Preparation of the estimated excise distribution calculations on an as-needed basis
viii.	Preparation of calendar year shareholder reporting designations on Form 1099
ix.	Preparation of quarterly Federal, state and local and franchise tax estimated tax payments on an as-needed basis
x.	Preparation of state apportionment calculations to properly allocate Fund taxable income among the states for state tax filing purposes
xi.	Assistance with management’s identification of passive foreign investment companies (PFICs) for tax purposes
b.	Permissible non-recurring tax services upon request:
i.	Assistance with determining ownership changes which impact a Fund’s utilization of loss carryforwards
ii.	Assistance with corporate actions and tax treatment of complex securities and structured products
iii.	Assistance with IRS ruling requests and calculation of deficiency dividends
iv.	Conduct training sessions for the Adviser’s internal tax resources
v.	Assistance with Federal, state, local and international tax planning and advice regarding the tax consequences of proposed or actual transactions

vi.	Tax services related to amendments to Federal, state and local returns and sales and use tax compliance
vii.	RIC qualification reviews
viii.	Tax distribution analysis and planning
ix.	Tax authority examination services
x.	Tax appeals support services
xi.	Tax accounting methods studies
xii.	Fund merger, reorganization and liquidation support services
xiii.	Tax compliance, planning and advice services and related projects
xiv.	Assistance with out of state residency status
xv.	Provision of tax compliance services in India for Funds with direct investments in India
(2) None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f)  Not applicable.
(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and/or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that directly related to the operations and financial reporting of the registrant were $9,663 and $8,947 for the fiscal years ended September 30, 2020 and September 30, 2019, respectively.

(h)  Not applicable.

Item 5.  Audit Committee of Listed Registrants.
(a) The Audit Committee was established as a separately designated standing audit committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.  The Audit Committee of the registrant is composed of: Randall C. Barnes; Angela Brock-Kyle; Donald A. Chubb, Jr.; Jerry B. Farley; Roman Friedrich III; Thomas F. Lydon, Jr.; Ronald A. Nyberg; Sandra G. Sponem; and Ronald E. Toupin, Jr.;
(b) Not applicable.
Item 6.  Schedule of Investments.
The Schedule of Investments is included as part of Item 1.
Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The registrant has delegated the voting of proxies relating to its voting securities to the registrant’s investment sub-adviser, Guggenheim Partners Investment Management, LLC (“GPIM”).  Guggenheim’s proxy voting policies and procedures are included as Exhibit (c) hereto.
Item 8.  Portfolio Managers of Closed-End Management Investment Companies.
(a)(1)  GPIM serves as sub-adviser for the registrant and is responsible for the day-to-day management of the registrant’s portfolio.  GPIM uses a team approach to manage client portfolios.  Day to day management of a client portfolio is conducted under the auspices of GPIM’s Portfolio Construction Group (“PCG”).  PCG’s members include the Chief Investment Officer (“CIO”) and other key investment personnel.  The PCG, in consultation with the CIO, provides direction for overall investment strategy.  The PCG performs several duties as it relates to client portfolios including: determining both tactical and strategic asset allocations; and monitoring portfolio adherence to asset allocation targets; providing sector specialists with direction for overall investment strategy, which may include portfolio design and the rebalancing of portfolios; performing risk management oversight; assisting sector managers and research staff in determining the relative valuation of market sectors; and providing a forum for the regular discussion of the economy and the financial markets to enhance the robustness of GPIM’s strategic and tactical policy directives.

The following individuals at GPIM share primary responsibility for the management of the registrant’s portfolio and is provided as of September 30, 2020:

Name	Since	Professional Experience During the Last Five Years
Thomas Hauser – Senior Managing Director	2015	Guggenheim Partners Investment Management, LLC: Senior Managing Director – 2017 to Present; Managing Director 2014 to 2017; Director 2012 to 2014.

Adam Bloch – Managing Director	2015
Guggenheim Partners Investment Management, LLC: Managing Director – 2019 to Present; Director – 2015-2019; Vice President – 2014-2015; Senior Associate – 2013-2014; Associate – 2012-2013. Bank of America Merrill Lynch: Associate – 2011-2012.

Richard de Wet – Director	2015	Guggenheim Partners Investment Management, LLC: Director/Portfolio Manager – 2013-Present. PIMCO 2012 to 2013.
Steven Brown – Senior Managing Director	2018
Guggenheim Partners Investment Management, LLC: Senior Managing Director 2019 to Present; Managing Director – 2016 to 2019; Guggenheim Partners Investment Management, LLC – Director 2014 to 2016; Guggenheim Partners Investment Management, LLC – Vice President 2013 to 2014; Senior Associate 2012 to 2013.

(a)(2)(i-iii) Other Accounts Managed by the Portfolio Managers

The following tables summarize information regarding each of the other accounts managed by the Guggenheim portfolio managers as of September 30, 2020:

Thomas Hauser:

			Number of Accounts In Which the	Total Assets in the Accounts In
			Advisory Fee is Based on	Which the Advisory Fee is Based on
Type of Account	Number of Accounts	Total Assets in the Accounts	Performance	Performance
Registered investment companies	8	$1,849,318,930	2	$347,535,771
Other pooled investment vehicles	51	12,421,607,351	33	8,711,796,660
Other accounts	39	7,745,111,229	7	1,592,137,901

Adam Bloch:
			Number of Accounts In Which the	Total Assets in the Accounts In
			Advisory Fee is Based on	Which the Advisory Fee is Based on
Type of Account	Number of Accounts	Total Assets in the Accounts	Performance	Performance
Registered investment companies	21	$34,850,845,458	—	$—
Other pooled investment vehicles	5	2,717,526,608	3	2,001,976,206
Other accounts	24	14,859,664,662	4	289,419,698

Richard de Wet:
			Number of Accounts In Which the	Total Assets in the Accounts In
			Advisory Fee is Based on	Which the Advisory Fee is Based on
Type of Account	Number of Accounts	Total Assets in the Accounts	Performance	Performance
Registered investment companies	4	$711,301,269	—	$—
Other pooled investment vehicles	2	207,048,366	—	—
Other accounts	13	3,796,014,425	—	—

Steve Brown:
			Number of Accounts In Which the	Total Assets in the Accounts In
			Advisory Fee is Based on	Which the Advisory Fee is Based on
Type of Account	Number of Accounts	Total Assets in the Accounts	Performance	Performance
Registered investment companies	14	$34,703,795,908	—	$—
Other pooled investment vehicles	5	2,717,526,608	3	2,001,976,206
Other accounts	24	14,859,664,662	4	289,419,698

(a)(2)(iv) Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts.

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. GPIM seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager focus on a particular investment discipline. Specifically, the ultimate decision maker for security selection for each client portfolio is the Sector Specialist Portfolio Manager.  They are responsible for analyzing and selecting specific securities that they believe best reflect the risk and return level as provided in each client’s investment guidelines.

GPIM may have clients with similar investment strategies.  As a result, if an investment opportunity would be appropriate for more than one client, GPIM may be required to choose among those clients in allocating such opportunity, or to allocate less of such opportunity to a client than it would ideally allocate if it did not have to allocate to multiple clients.  In addition, GPIM may determine that an investment opportunity is appropriate for a particular account, but not for another.

Allocation decisions are made in accordance with the investment objectives, guidelines, and restrictions governing the respective clients and in a manner that will not unfairly favor one client over another. GPIM’s allocation policy provides that investment decisions must never be based upon account performance or fee structure.  Accordingly, GPIM’s allocation procedures are designed to ensure that investment opportunities are allocated equitably among different client accounts over time.  The procedures also seek to ensure reasonable efficiency in client transactions and to provide portfolio managers with flexibility to use allocation methodologies appropriate to GPIM’s investment disciplines and the specific goals and objectives of each client account.

In order to minimize execution costs and obtain best execution for clients, trades in the same security transacted on behalf of more than one client may be aggregated.  In the event trades are aggregated, GPIM’s policy and procedures provide as follows: (i) treat all participating client accounts fairly; (ii) continue to seek best execution; (iii) ensure that clients who participate in an aggregated order will participate at the average share price with all transaction costs shared on a pro-rata basis based on each client’s participation in the transaction; (iv) disclose its aggregation policy to clients.

GPIM, as a fiduciary to its clients, considers numerous factors in arranging for the purchase and sale of clients’ portfolio securities in order to achieve best execution for its clients.  When selecting a broker, individuals making trades on behalf of GPIM clients consider the full range and quality of a broker’s services, including execution capability, commission rate, price, financial stability and reliability.  GPIM is not obliged to merely get the lowest price or commission but also must determine whether the transaction represents the best qualitative execution for the account.

In the event that multiple broker/dealers make a market in a particular security, GPIM’s Portfolio Managers are responsible for selecting the broker-dealer to use with respect to executing the transaction.  The broker-dealer will be selected on the basis of how the transaction can be executed to achieve the most favorable execution for the client under the circumstances.  In many instances, there may only be one counter-party active in a particular security at a given time.  In such situations the Employee executing the trade will use his/her best effort to obtain the best execution from the counter-party.

GPIM and the registrant have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Portfolio Manager Compensation

GPIM compensates the portfolio managers for their management of the registrant’s portfolio. Compensation is evaluated based on their contribution to investment performance relative to pertinent benchmarks and qualitatively based on factors such as teamwork and client service efforts.  GPIM’s staff incentives may include: a competitive base salary, bonus determined by individual and firm wide performance, equity participation, and participation opportunities in various GPIM investments.  All GPIM employees are also eligible to participate in a 401(k) plan to which GPIM may make a discretionary match after the completion of each plan year.

(a)(4) Portfolio Manager Securities Ownership

The following table discloses the dollar range of equity securities of the registrant beneficially owned by each GPIM portfolio manager as of September 30, 2020:

Name of Portfolio Manager	Dollar Amount of Equity Securities in Fund
Thomas Hauser	None
Adam Bloch	None
Richard de Wet	None
Steven Brown	None

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
None.
Item 10.  Submission of Matters to a Vote of Security Holders.
The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.
Item 11.  Controls and Procedures.
(a)      The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
 (b)      There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
(a) The registrant has not participated in securities lending activities during the period covered by this report.
(b) Not applicable.
Item 13.  Exhibits.
(a)(1)	Code of Ethics for Chief Executive and Senior Financial Officers.
(a)(2)	Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act.
(a)(3)	Not applicable.
(a)(4)	Not applicable.
(b)	Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.
(c)	Guggenheim Partners Investment Management, LLC Proxy Voting Policies and Procedures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Guggenheim Energy & Income Fund
By:      /s/ Brian E. Binder
Name: Brian E. Binder
Title:  President and Chief Executive Officer
Date:  December 4, 2020
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:      /s/ Brian E. Binder
Name:  Brian E. Binder
Title:   President and Chief Executive Officer
 Date:   December 4, 2020
By:       /s/ John L. Sullivan
Name:  John L. Sullivan
Title:   Chief Financial Officer, Chief Accounting Officer and Treasurer
Date:   December 4, 2020